As filed with the Securities and Exchange Commission on July 7, 2000.

                                                      Registration Nos. 33-9069
                                                                       811-1442
===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  ------------
                                    FORM N-1A
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933                       [X]
                           PRE-EFFECTIVE AMENDMENT NO.                      [ ]

                         POST-EFFECTIVE AMENDMENT NO. 21                    [X]
                                     AND/OR

                             REGISTRATION STATEMENT
                                      UNDER

                     THE INVESTMENT COMPANY ACT OF 1940                     [X]
                                AMENDMENT NO. 22                            [X]

                        (CHECK APPROPRIATE BOX OR BOXES)

                                  ------------

                PHOENIX-OAKHURST STRATEGIC ALLOCATION FUND, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                                  ------------

               101 Munson Street, Greenfield, Massachusetts 01301
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)
                     C/O PHOENIX EQUITY PLANNING CORPORATION

                                 (800) 243-1574
                         (REGISTRANT'S TELEPHONE NUMBER)

                                  ------------

                               Pamela S. Sinofsky
                          Assistant Vice President and
                                Assistant Counsel
                        Phoenix Investment Partners, Ltd.
                               56 Prospect Street
                           Hartford, Connecticut 06115
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

 It is proposed that this filing will become effective (check appropriate box)


 [ ] immediately upon filing pursuant to paragraph (b)
 [ ] on      pursuant to paragraph (b)
 [ ] 60 days after filing pursuant to paragraph (a)(1)
 [ ] on      pursuant to paragraph (a)(1)
 [x] 75 days after filing pursuant to paragraph (a)(2)

 [ ] on      pursuant to paragraph (a)(2) of Rule 485.

 If appropriate, check the following box:
 [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

===============================================================================

                PHOENIX-OAKHURST STRATEGIC ALLOCATION FUND, INC.
                  CROSS REFERENCE SHEET PURSUANT TO RULE 495(a)


                                     PART A
                       INFORMATION REQUIRED IN PROSPECTUS

ITEM NUMBER FORM N-1A, PART A                                           PROSPECTUS CAPTION

1.     Front and Back Cover Pages...............................        Cover Page, Back Cover Page
2.     Risk/Return Summary: Investments, Risks, Performance.....        Investment Risk and Return Summary
3.     Risk/Return Summary: Fee Table...........................        Fund Expenses
4.     Investment Objectives, Principal Investment Strategies,
         and Related Risks......................................        Investment Risk and Return Summary; Additional
                                                                        Investment Techniques
5.     Management's Discussion of Fund Performance..............        Performance Tables
6.     Management, Organization, and Capital Structure..........        Management of the Fund
7.     Shareholder Information..................................        Pricing of Fund Shares; Sales Charges; Your
                                                                        Account; How to Buy Shares; How to Sell Shares;
                                                                        Things to Know When Selling Shares; Account
                                                                        Policies; Investor Services; Tax Status of Distributions
8.     Distribution Arrangements................................        Sales Charges
9.     Financial Highlights Information.........................        Financial Highlights

                                     PART B
           INFORMATION REQUIRED IN STATEMENT OF ADDITIONAL INFORMATION

ITEM NUMBER FORM N-1A, PART B                                           STATEMENT OF ADDITIONAL INFORMATION CAPTION

10.    Cover Page and Table of Contents.........................        Cover Page, Table of Contents
11.    Fund History.............................................        The Fund
12.    Description of the Fund and Its Investment Risks.........        Investment Objectives and Policies; Investment
                                                                        Restrictions
13.    Management of the Fund...................................        Management of the Fund
14.    Control Persons and Principal Holders of Securities......        Management of the Fund
15.    Investment Advisory and Other Services...................        Services of the Adviser; The Distributor;
                                                                        Distribution Plans; Other Information
16.    Brokerage Allocation and Other Practices.................        Portfolio Transactions and Brokerage
17.    Capital Stock and Other Securities......................         Other Information
18.    Purchase, Redemption, and Pricing of Shares..............        Net Asset Value; How to Buy Shares; Investor
                                                                        Account Services; Redemption of Shares; Tax
                                                                        Sheltered Retirement Plans
19.    Taxation of the Fund.....................................        Dividends, Distributions and Taxes
20.    Underwriters.............................................        The Distributor
21.    Calculation of Performance Data..........................        Performance Information
22.    Financial Statements.....................................        Financial Statements

                                     PART C
           INFORMATION REQUIRED TO BE INCLUDED IN PART C IS SET FORTH
               UNDER THE APPROPRIATE ITEM, SO NUMBERED, IN PART C
                         OF THIS REGISTRATION STATEMENT.

            TABLE OF CONTENTS
--------------------------------------------------------------------------------

            Investment Risk and Return Summary............................    1
            Fund Expenses.................................................    5
            Additional Investment Techniques..............................    6
            Management of the Fund........................................    7
            Pricing of Fund Shares........................................    8
            Sales Charges.................................................    9
            Your Account..................................................   11
            How to Buy Shares.............................................   13
            How to Sell Shares............................................   13
            Things You Should Know When Selling Shares....................   14
            Account Policies..............................................   15
            Investor Services.............................................   17
            Tax Status of Distributions...................................   17
            Financial Highlights..........................................   18
            Additional Information........................................   20



[triangle]  Phoenix-
            Oakhurst
            Strategic
            Allocation
            Fund

INVESTMENT RISK AND RETURN SUMMARY
-------------------------------------------------------------------------------


INVESTMENT OBJECTIVE

Phoenix-Oakhurst Strategic Allocation Fund has an investment objective to provide the highest total return consistent with reasonable risk. There is no guarantee that the fund will achieve its objective.


PRINCIPAL INVESTMENT STRATEGIES

[arrow] The fund invests principally in stocks, bonds and other debt securities which are rated at the time of investment within the four highest rating categories, including obligations issued by corporations, governments and municipalities, and money market instruments. The fund may invest any amount or proportion of assets in each of these three types of securities and the adviser may adjust the mix of investments when, in the adviser's opinion, an adjustment will enable the fund to capitalize on perceived variations in return potential based upon changes in economic and market conditions.


[arrow] Equity securities are selected based on both quantitative and fundamental factors. Price to earnings, price to sales, cash flow ratios and a company's earnings and revenue growth rates are some of the quantitative criteria considered. The adviser also considers current industry conditions and a company's future growth prospects. The adviser then attempts to construct an equity portfolio that seeks to outperform the Standard and Poor's 500 Composite Stock Price Index ("S&P 500").

[arrow] Fixed-income securities are selected using a "sector rotation" approach. The adviser seeks to adjust the portion of fund investment in various "sectors" (such as municipals, asset-backeds and corporate high yields) and the selections within sectors to obtain higher relative returns. The adviser selects those sectors that it believes offer attractive values. Securities within sectors are selected based on general economic and financial conditions and the issuer's business, management, cash, assets, earnings and stability. Securities selected for investment are those that the adviser believes offer the best potential for total return based on risk-to-reward tradeoff.


[arrow] Interest rate risk is managed by a duration neutral strategy. The adviser attempts to maintain the duration of the fixed income portion of the fund at a level similar to that of its benchmark. Duration measures the interest rate sensitivity of a fixed income security by assessing and weighting the present value of the security's payment pattern. Generally, the longer the maturity the greater the duration and therefore the greater effect interest rate changes have on the price of the security. By maintaining the duration of the fund at a level similar to that of the fund's fixed income benchmark, the Lehman Brothers Aggregate Bond Index, the adviser believes that the fund's exposure to interest rate risk is less than that of a fund that attempts to predict future interest rate

                                    Phoenix-Oakhurst Strategic Allocation Fund 1
         changes. On June 30, 2000 the modified adjusted duration of the Lehman Brothers Aggregate Bond Index was _____ years.

[arrow] Fixed income securities selected for fund investment may be of any maturity. However, the adviser attempts to maintain a maturity composition similar to that of its benchmark in an effort to reduce the portfolio's exposure to interest rate risk. Maturity composition refers to the percentage of securities within specific maturity ranges as well as the aggregate weighted average portfolio maturity. On June 30, 2000 the maturity of the Lehman Brothers Aggregate Bond Index was _____ years.

[arrow] Stocks that have dropped 15% or more in value relative to the S&P 500, that are in the bottom 20% of their quantitative ranking or that have reached the adviser's target sell price are analyzed for potential sale out of the fund's portfolio. Bonds are generally sold when the adviser believes the issue has realized its value or to take advantage of attractive values in other sectors.


[arrow] The fund's investment strategies may lead to a high portfolio turnover rate. High portfolio turnover rates may increase costs to the fund, may negatively affect fund performance, and may increase capital gains distributions, resulting in greater tax liability to you.

Temporary Defensive Strategy: When, in the belief of the adviser, adverse market conditions warrant, the fund may invest a significant portion of fund assets in U.S. Government securities. When this happens, the fund may not achieve its investment objective.

Please refer to "Additional Investment Techniques" for other investment techniques of the fund.

PRINCIPAL RISKS
If you invest in this fund, you risk that you may lose your investment.

GENERAL
The value of your shares and the level of income you receive are subject to risks associated with the types of securities selected for fund investment. Neither the fund nor the adviser can assure you that a particular level of income will consistently be achieved or that the value of the fund's investments that supports your share value will increase. If the value of fund investments decreases, your share value will decrease.

Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected and investments may fail to perform as the adviser expects. As a result, the value of your shares may decrease.

2 Phoenix-Oakhurst Strategic Allocation Fund

CREDIT RISK
Credit risk pertains to the issuer's ability to make scheduled interest or principal payments. Generally, the lower a security's credit rating the greater chance the issuer will be unable to make such payments when due.

INTEREST RATE RISK
Interest rate trends can have an affect on the value of your shares. If interest rates rise, the value of debt securities generally will fall. Because the fund may hold securities with longer maturities, the net asset value of the fund may experience greater price fluctuations in response to changes in interest rates than funds that hold only securities with short-term maturities. Prices of longer-term securities are affected more by interest rate changes than prices of shorter-term securities.

LONG-TERM MATURITIES

Fixed income securities with longer maturities may be subject to greater price fluctuations due to interest rate, tax law and general market changes.

U.S. GOVERNMENT OBLIGATIONS
Obligations issued or guaranteed by the U.S. Government, its agencies, authorities and instrumentalities only guarantee principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of fund shares will increase. In addition, not all U.S. Government securities are backed by the full faith and credit of the United States.

PERFORMANCE TABLES

The bar chart and table below provide some indication of the risks of investing in the Phoenix-Oakhurst Strategic Allocation Fund. The bar chart shows changes in the fund's Class A Shares performance from year to year over a 10-year period.(1) The table below shows how the fund's average annual returns compare to those of a broad-based securities market index. The fund's past performance is not necessarily an indication of how the fund will perform in the future.


                                    Phoenix-Oakhurst Strategic Allocation Fund 3

[Graphic Omitted]

    CALENDAR YEAR       ANNUAL RETURN (%)
        1990                 4.45
        1991                28.62
        1992                10.32
        1993                10.49
        1994                -2.26
        1995                18.23
        1996                 8.78
        1997                20.68
        1998                20.38
        1999                10.97

(1) The fund's average annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the 10-year period shown in the chart above, the highest return for a quarter was 16.05% (quarter ending December 31, 1998) and the lowest return for a quarter was (5.66)% (quarter ending September 30, 1998). Year-to-date performance (through June 30, 2000) is _____%.


------------------------------------------------------------------------------------------------------------------
                                                                                         Life of the Fund(2)
   Average Annual Total Returns                                                         ---------------------
   (for the periods ending 12/31/99)(1)     One Year      Five Years     Ten Years      Class A       Class B
------------------------------------------------------------------------------------------------------------------
   Class A Shares(3)                          4.59%         14.34%        12.08%          --            --
------------------------------------------------------------------------------------------------------------------
   Class B Shares                             6.14%         14.83%          --            --           14.23%
------------------------------------------------------------------------------------------------------------------
   Standard & Poor's 500 Composite Stock     21.14%         28.66%        18.25%          --           27.54%
   Price Index(4)
------------------------------------------------------------------------------------------------------------------
   Lehman Brothers Aggregate Bond            11.55%         18.82%        13.34%          --            7.57%(6)
   Index(5)
------------------------------------------------------------------------------------------------------------------
   Balanced Benchmark(7)                     11.55%         18.82%        13.34%          --           17.92%
------------------------------------------------------------------------------------------------------------------
   Lipper Analytical Services Flexible        9.83%         16.47%        12.28%          --           15.48%
   Portfolio Index(8)
------------------------------------------------------------------------------------------------------------------

(1) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption in the fund's Class B Shares.

(2) Class B Shares since October 24, 1994.

(3) Class A Share performance has been restated to reflect the deduction of the current maximum sales charge.

(4) The S&P 500 Index is a measure of stock market total return performance. The S&P 500's performance does not reflect sales charges.

(5) The Lehman Brothers Aggregate Bond Index is an unmanaged but commonly used measure of bond performance. It is a combination of several Lehman Brothers fixed income indices. The Index's performance does not reflect sales charges.

(6) Index performance since 10/31/94.

(7) The Balanced Benchmark is a composite index made up of 55% of the S&P 500 Index return, 35% of the Lehman Brothers Aggregate Bond Index return and 10% of the 90-day U.S. Treasury bill return. The index's performance does not reflect sales charges.

(8) The Lipper Analytical Services Flexible Portfolio Index is an average of the largest mutual funds within the flexible portfolio category; the 5- and 10-year returns are derived from compounding the yearly returns. Performance is based on the reinvestment of all distributions and does not reflect the effects of sales charges.

4 Phoenix-Oakhurst Strategic Allocation Fund

FUND EXPENSES
--------------------------------------------------------------------------------


This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                   CLASS A                  CLASS B
                                                                   SHARES                    SHARES
                                                                   -------                  -------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR
INVESTMENT)
Maximum Sales Charge (load) Imposed on Purchases (as a
percentage of offering price)                                       5.75%                     None
Maximum Deferred Sales Charge (load) (as a percentage of
the lesser of the value redeemed or the amount invested)            None                     5%(a)
Maximum Sales Charge (load) Imposed on Reinvested Dividends         None                      None
Redemption Fee                                                      None                      None
Exchange Fee                                                        None                      None
                                                          ----------------------------------------------------

                                                                   CLASS A                  CLASS B
                                                                   SHARES                    SHARES
                                                                   -------                  -------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)
Management Fees                                                     0.65%                    0.65%
Distribution and Service (12b-1) Fees (b)                           0.25%                    1.00%
Other Expenses                                                      0.30%                    0.30%
                                                                    -----                    -----
TOTAL ANNUAL FUND OPERATING EXPENSES                                1.20%                    1.95%
                                                                    =====                    =====

-------------------

(a) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year.

(b) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").

EXAMPLE
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                    Phoenix-Oakhurst Strategic Allocation Fund 5

------------------------------------------------------------------------------
   CLASS           1 YEAR         3 YEARS        5 YEARS         10 YEARS
------------------------------------------------------------------------------
   Class A          $690           $934           $1,197          $1,946
------------------------------------------------------------------------------
   Class B          $598           $812           $1,052          $2,080
------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

------------------------------------------------------------------------------
   CLASS           1 YEAR         3 YEARS        5 YEARS         10 YEARS
------------------------------------------------------------------------------
   Class B          $198           $612           $1,052          $2,080
------------------------------------------------------------------------------



ADDITIONAL INVESTMENT TECHNIQUES
--------------------------------------------------------------------------------


In addition to the Principal Investment Strategies and Principal Risks, the fund may engage in the following investment techniques:


DERIVATIVES
The fund may write exchange traded, covered call options and purchase put and call options on securities and securities indices, and may enter into futures contracts and related options. Up to 100% of the value of the total assets of the fund may be subject to written call options. The fund may also enter into swap agreements relating to interest rates and securities indices. The fund may use derivatives to hedge against changes in interest rates, foreign currency exchange rates, changes in securities prices or other factors affecting the value of fund investments, or as part of the fund's overall investment technique. If the adviser fails to correctly predict interest rate, currency or price movements, the fund can lose money. Derivatives transactions may be less liquid than other securities and the counterparty to such transaction may not perform as expected. In addition, purchasing call or put options involves the risk that the fund may lose the premium it paid plus transaction costs. Futures and options involve market risk in excess of their value.

The fund may also invest in mortgage-backed and asset-backed securities. Early payoffs on the underlying loans in mortgage-backed and asset-backed securities may result in the fund receiving less income than originally anticipated. The variability in prepayments will tend to limit price gains when interest rates drop and exaggerate price declines when interest rates rise. In the event of high prepayments, the fund may be required to invest proceeds at lower interest rates, causing the fund to earn less than if the prepayments had not occurred.

6 Phoenix-Oakhurst Strategic Allocation Fund

FINANCIAL FUTURES AND RELATED OPTIONS
The fund may use financial futures contracts and related options for hedging purposes. Futures and options involve market risk in excess of their value and may not be as liquid as other securities.

FOREIGN INVESTING
The fund may invest in securities of foreign (non-U.S.) issuers. Foreign markets and currencies may not perform as well as U.S. markets and dividends and other income payable on foreign securities may be subject to foreign taxes.

ILLIQUID SECURITIES
The fund may invest in illiquid securities. Illiquid securities may include repurchase agreements with maturities of greater than seven days. The inability of the fund to dispose of illiquid securities in a timely manner and at a fair price at a time when it might be necessary or advantageous to do so may harm the fund.

REPURCHASE AGREEMENTS
The fund may invest in repurchase agreements. Default or insolvency of the other party presents risks to the fund.

SECURITIES LENDING
The fund may loan portfolio securities to increase investment returns. If the borrower is unwilling or unable to return the borrowed securities when due, the fund can suffer losses.


The fund may buy other types of securities or employ other portfolio management techniques. Please refer to the Statement of Additional Information for more detailed information about these and other investment techniques of the fund.



MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------


THE ADVISER
Phoenix Investment Counsel, Inc. ("Phoenix") is the investment adviser to the fund and is located at 56 Prospect Street, Hartford, CT 06115. Phoenix also acts as the investment adviser for 14 fund companies totaling 38 mutual funds, as subadviser to two fund companies totaling three mutual funds and as adviser to institutional clients. As of December 31, 1999, Phoenix had $25.7 billion in assets under management. Phoenix has acted as an investment adviser for over sixty years.

                                    Phoenix-Oakhurst Strategic Allocation Fund 7

Subject to the direction of the fund's Board of Trustees, Phoenix is responsible for managing the fund's investment program, the general operations, and the day-to-day management of the fund. Phoenix manages the fund's assets to conform with the investment policies as described in this prospectus. The fund pays Phoenix a monthly investment management fee that is accrued daily against the value of the fund's net assets at the following rates.

--------------------------------------------------------------------------------
                                             $1+ billion
                         $1st billion     through $2 billion      $2+ billion
--------------------------------------------------------------------------------
   Management Fee            0.65%              0.60%                0.55%
--------------------------------------------------------------------------------

During the fund's last fiscal year, the fund paid total management fees of $2,080,156. The ratio of management fees to average net assets for the fiscal year ended December 31, 1999 was 0.65%.

PORTFOLIO MANAGEMENT
Investment and trading decisions for the Fund are made by a team of equity investment professionals and a team of fixed income investment professionals.



PRICING OF FUND SHARES
--------------------------------------------------------------------------------


HOW IS THE SHARE PRICE DETERMINED?
The fund calculates a share price for each class of its shares. The share price is based on the net assets of the fund and the number of outstanding shares. In general, the fund calculates net asset value by:

         o adding the values of all securities and other assets of the fund,

         o subtracting liabilities, and

         o dividing by the total number of outstanding shares of the fund.

Asset Value: The fund's investments are valued at market value. If market quotations are not available, the fund determines a "fair value" for an investment according to rules and procedures approved by the Trustees. Foreign and domestic debt securities (other than short-term investments) are valued on the basis of broker quotations or valuations provided by a pricing service approved by the Trustees when such prices are believed to reflect the fair value of such securities. Foreign and domestic equity securities are valued at the last sale price or, if there has been no sale that day, at the last bid price, generally. Short-term investments having a remaining maturity of sixty days or less are valued at amortized cost, which the Trustees have determined approximates market value.

8 Phoenix-Oakhurst Strategic Allocation Fund

Liabilities: Class specific expenses, distribution fees, service fees and other liabilities that are deducted for the assets of each class. Expenses and liabilities that are not class specific (such as management fees) are allocated to each class in proportion to each class' net assets, except where an alternative allocation can be more fairly made.

Net Asset Value: The liability allocated to a class plus any other expenses are deducted from the proportionate interest of such class in the assets of the fund. The resulting amount for each class is then divided by the number of shares outstanding of that class to produce each class' net asset value per share.

The net asset value per share of each class of the fund is determined on days when the New York Stock Exchange (the "NYSE") is open for trading as of the close of trading (normally 4:00 PM eastern time). The fund will not calculate its net asset values per share on days when the NYSE is closed for trading. If the fund holds securities that are traded on foreign exchanges that trade on weekends or other holidays when the fund does not price its shares, the net asset value of the fund's shares may change on days when shareholders will not be able to purchase or redeem the fund's shares.

AT WHAT PRICE ARE SHARES PURCHASED?
All investments received by the fund's authorized agents prior to the close of regular trading on the NYSE (normally 4:00 PM eastern time) will be executed based on that day's net asset value. Shares credited to your account from the reinvestment of fund distributions will be in full and fractional shares that are purchased at the closing net asset value on the next business day on which the fund's net asset value is calculated following the dividend record date.



SALES CHARGES
--------------------------------------------------------------------------------


WHAT ARE THE CLASSES AND HOW DO THEY DIFFER?
The fund presently offers two classes of shares. Each class of shares has different sales and distribution charges (see "Fund Expenses" previously in this prospectus). The fund has adopted distribution and service plans allowed under Rule 12b-1 of the Investment Company Act of 1940 that authorize the fund to pay distribution and service fees for the sale of its shares and for services provided to shareholders.

WHAT ARRANGEMENT IS BEST FOR YOU?
The different classes permit you to choose the method of purchasing shares that is most beneficial to you. In choosing a class, consider the amount of your investment, the length of time you expect to hold the shares, whether you decide to receive distributions in cash or to reinvest them in additional shares, and any other personal circumstances. Depending upon these considerations, the accumulated distribution and service fees and contingent deferred

                                    Phoenix-Oakhurst Strategic Allocation Fund 9
sales charges of one class may be more or less than the initial sales charge and accumulated distribution and service fees of another class of shares bought at the same time. Because distribution and service fees are paid out of the fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

CLASS A SHARES. If you purchase Class A Shares, you will pay a sales charge at the time of purchase equal to 5.75% of the offering price (6.10% of the amount invested). The sales charge may be reduced or waived under certain conditions. Class A Shares are not subject to any charges by the fund when redeemed. Class A Shares have lower distribution and service fees (0.25%) and pay higher dividends than any other class.


CLASS B SHARES. If you purchase Class B Shares, you will not pay a sales charge at the time of purchase. If you sell your Class B Shares within the first five years after they are purchased, you will pay a sales charge of up to 5% of your shares' value. See "Deferred Sales Charge Alternative--Class B Shares" below. This charge declines to 0% over a period of 5 years and may be waived under certain conditions. Class B Shares have higher distribution and service fees (1.00%) and pay lower dividends than Class A Shares. Class B Shares automatically convert to Class A Shares eight years after purchase. Purchase of Class B Shares may be inappropriate for any investor who may qualify for reduced sales charges of Class A Shares and anyone who is over 85 years of age. The underwriter may decline purchases in such situations.


INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES
The public offering price of Class A Shares is the net asset value plus a sales charge that varies depending on the size of your purchase (see "Class A Shares--Reduced Sales Charges: Combination Purchase Privilege" in the Statement of Additional Information). Shares purchased based on the automatic reinvestment of income dividends or capital gains distributions are not subject to any sales charges. The sales charge is divided between your investment dealer and the fund's underwriter (Phoenix Equity Planning Corporation or "PEPCO").


10 Phoenix-Oakhurst Strategic Allocation Fund

SALES CHARGE YOU MAY PAY TO PURCHASE CLASS A SHARES

                                                              SALES CHARGE AS
                                                              A PERCENTAGE OF
                                               -----------------------------------------------
AMOUNT OF                                                                             NET
TRANSACTION                                      OFFERING                           AMOUNT
AT OFFERING PRICE                                 PRICE                            INVESTED
----------------------------------------------------------------------------------------------
Under $50,000                                     5.75%                             6.10%
$50,000 but under $100,000                        4.75                              4.99
$100,000 but under $250,000                       3.75                              3.90
$250,000 but under $500,000                       2.75                              2.83
$500,000 but under $1,000,000                     2.00                              2.04
$1,000,000 or more                                None                              None

DEFERRED SALES CHARGE ALTERNATIVE--CLASS B SHARES
Class B Shares are purchased without an initial sales charge; however, shares sold within a specified time period are subject to a declining contingent deferred sales charge ("CDSC") at the rates listed below. The sales charge will be multiplied by the then current market value or the initial cost of the shares being redeemed, whichever is less. No sales charge will be imposed on increases in net asset value or on shares purchased through the reinvestment of income dividends or capital gains distributions. To minimize the sales charge, shares not subject to any charge will be redeemed first, followed by shares held the longest time. To calculate the amount of shares owned and time period held, all Class B Shares purchased in any month are considered purchased on the last day of the preceding month.


DEFERRED SALES CHARGE YOU MAY PAY TO SELL CLASS B SHARES

YEAR         1         2          3          4         5          6+
--------------------------------------------------------------------
CDSC         5%        4%         3%         2%        2%         0%



YOUR ACCOUNT
--------------------------------------------------------------------------------


OPENING AN ACCOUNT
Your financial advisor can assist you with your initial purchase as well as all phases of your investment program. If you are opening an account by yourself, please follow the instructions outlined below.


                                   Phoenix-Oakhurst Strategic Allocation Fund 11

STEP 1.
Your first choice will be the initial amount you intend to invest.

Minimum INITIAL investments:

         o $25 for individual retirement accounts, or accounts that use the systematic exchange privilege, or accounts that use the Investo-Matic program (see below for more information on the Investo-Matic program).

         o There is no initial dollar requirement for defined contribution plans, profit-sharing plans, or employee benefit plans. There is also no minimum for reinvesting dividends and capital gains into another account.

         o  $500 for all other accounts.

Minimum ADDITIONAL investments:

         o  $25 for any account.

         o There is no minimum for defined contribution plans, profit-sharing plans, or employee benefit plans. There is also no minimum for reinvesting dividends and capital gains into an existing account.


 The fund reserves the right to refuse any purchase order for any reason.


STEP 2.
Your second choice will be what class of shares to buy. The fund offers three classes of shares for individual investors. Each has different sales and distribution charges. Because all future investments in your account will be made in the share class you choose when you open your account, you should make your decision carefully. Your financial advisor can help you pick the share class that makes the most sense for your situation.

STEP 3.
Your next choice will be how you want to receive any dividends and capital gain distributions. Your options are:

         o Receive both dividends and capital gain distributions in additional shares;

         o Receive dividends in additional shares and capital gain distributions in cash;

         o Receive dividends in cash and capital gain distributions in additional shares; or

         o Receive both dividends and capital gain distributions in cash.

No interest will be paid on uncashed distribution checks.


12 Phoenix-Oakhurst Strategic Allocation Fund

HOW TO BUY SHARES
--------------------------------------------------------------------------------


 ----------------------------------- ----------------------------------------------------------------------------
                                     TO OPEN AN ACCOUNT
 ----------------------------------- ----------------------------------------------------------------------------
 Through a financial advisor         Contact your advisor. Some advisors may charge a fee and may set different minimum investments or limitations on buying shares.
 ----------------------------------- ----------------------------------------------------------------------------
 Through the mail                    Complete a New Account Application and send it with a check payable to the fund. Mail them to: State Street Bank, P.O. Box 8301, Boston, MA
                                     02266-8301.
 ----------------------------------- ----------------------------------------------------------------------------
 By Federal Funds wire               Call us at (800)243-1574 (press 1, then 0).
 ----------------------------------- ----------------------------------------------------------------------------
 Through express delivery            Complete a New Account Application and send it with a check payable to the fund. Send them to: Boston Financial Data Services, Attn: Phoenix Funds,
                                     66 Brooks Drive, Braintree, MA 02184.
 ----------------------------------- ----------------------------------------------------------------------------
 By Investo-Matic                    Complete the appropriate section on the application and send it with your initial investment payable to the fund. Mail them to: State Street Bank,
                                     P.O. Box 8301, Boston, MA 02266-8301.
 ----------------------------------- ----------------------------------------------------------------------------
 By telephone exchange               Call us at (800)243-1574 (press 1, then 0).
 ----------------------------------- ----------------------------------------------------------------------------


HOW TO SELL SHARES
--------------------------------------------------------------------------------


You have the right to have the fund buy back shares at the net asset value next determined after receipt of a redemption order by the fund's Transfer Agent or an authorized agent. In the case of a Class B Share redemption, you will be subject to the applicable deferred sales charge, if any, for such shares. Subject to certain restrictions, shares may be redeemed by telephone or in writing. In addition, shares may be sold through securities dealers, brokers or agents who may charge customary commissions or fees for their services. The fund does not charge any redemption fees. Payment for shares redeemed is made within seven days; however, redemption proceeds will not be disbursed until each check used for purchases of shares has been cleared for payment by your bank, which may take up to 15 days after receipt of the check.

                                   Phoenix-Oakhurst Strategic Allocation Fund 13

------------------------------------ -----------------------------------------------------------------------------
                                     TO SELL SHARES
------------------------------------ -----------------------------------------------------------------------------
Through a financial advisor          Contact your advisor. Some advisors may charge a fee and may set different minimums on redemptions of accounts.
------------------------------------ -----------------------------------------------------------------------------

Through the mail                     Send a letter of instruction and any share certificates (if you hold certificate shares) to: State Street Bank, P.O. Box 8301, Boston, MA 02266-8301.
                                     Be sure to include the registered owner's name, fund and account number, and number of shares or dollar value you wish to sell.
------------------------------------ -----------------------------------------------------------------------------
Through express delivery             Send a letter of instruction and any share certificates (if you hold certificate shares) to: Boston Financial Data Services, Attn: Phoenix
                                     Funds, 66 Brooks Drive, Braintree, MA 02184. Be sure to include the registered owner's name, fund and account number, and number of shares or dollar value you wish to sell.

------------------------------------ -----------------------------------------------------------------------------
By telephone                         For sales up to $50,000, requests can be made by calling (800)243-1574.
------------------------------------ -----------------------------------------------------------------------------
By telephone exchange                Call us at (800)243-1574 (press 1, then 0).
------------------------------------ -----------------------------------------------------------------------------


THINGS YOU SHOULD KNOW WHEN SELLING SHARES
--------------------------------------------------------------------------------


You may realize a taxable gain or loss (for federal income tax purposes) if you redeem shares of the fund. The fund reserves the right to pay large redemptions "in-kind" (in securities owned by the fund rather than in cash). Large redemptions are those over $250,000 or 1% of the fund's net assets. Additional documentation will be required for redemptions by organizations, fiduciaries, or retirement plans, or if redemption is requested by anyone but the shareholder(s) of record. Transfers between broker-dealer "street" accounts are governed by the accepting broker-dealer. Questions regarding this type of transfer should be directed to your financial advisor. Redemption requests will not be honored until all required documents in proper form have been received. To avoid delay in redemption or transfer, shareholders having questions about specific requirements should contact the fund's Transfer Agent at (800) 243-1574.

REDEMPTIONS BY MAIL
[arrow] If you are selling shares held individually, jointly, or as custodian under the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act.

         Send a clear letter of instructions if all of these apply:

         o The proceeds do not exceed $50,000.

         o The proceeds are payable to the registered owner at the address on record.


14 Phoenix-Oakhurst Strategic Allocation Fund

         Send a clear letter of instructions with a signature guarantee when any of these apply:

         o You are selling more than $50,000 worth of shares.

         o The name or address on the account has changed within the last 60 days.

         o You want the proceeds to go to a different name or address than on the account.

[arrow] If you are selling shares held in a corporate or fiduciary account, please contact the fund's Transfer Agent at (800) 243-1574.


If required, the signature guarantee on your request must be made by an eligible guarantor institution as defined by the fund's Transfer Agent in accordance with its signature guarantee procedures. Currently, such procedures generally permit guarantees by banks, broker dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.


SELLING SHARES BY TELEPHONE
The Transfer Agent will use reasonable procedures to confirm that telephone instructions are genuine. Address and bank account information are verified, redemption instructions are taped, and all redemptions are confirmed in writing.

The individual investor bears the risk from instructions given by an unauthorized third-party that the Transfer Agent reasonably believed to be genuine.

The Transfer Agent may modify or terminate the telephone redemption privilege at any time with 60 days notice to shareholders.

During times of drastic economic or market changes, telephone redemptions may be difficult to make or temporarily suspended.



ACCOUNT POLICIES
--------------------------------------------------------------------------------


ACCOUNT REINSTATEMENT PRIVILEGE
For 180 days after you sell your Class A or Class B shares, you can purchase Class A Shares of any fund at net asset value, with no sales charge, by reinvesting all or part of your proceeds, but not more. Send your written request to State Street Bank, P.O. Box 8301, Boston, MA 02266-8301. You can call us at (800)243-1574 for more information.

Please remember, a redemption and reinvestment are considered to be a sale and purchase for tax-reporting purposes. Class B shareholders who have had the contingent deferred sales charge waived because they are in the Systematic Withdrawal Program are not eligible for this reinstatement privilege.

                                   Phoenix-Oakhurst Strategic Allocation Fund 15

REDEMPTION OF SMALL ACCOUNTS
Due to the high cost of maintaining small accounts, if your account balance is less than $200, you may receive a notice requesting you to bring the balance up to $200 within 60 days. If you do not, the shares in the account will be sold at net asset value, and a check will be mailed to the address of record.

EXCHANGE PRIVILEGES
You should carefully read the prospectus of the fund into which you want to exchange before deciding to make an exchange. You can obtain a prospectus from your financial advisor or by calling us at (800)243-4361 or accessing our Web site at www.phoenixinvestments.com.


         o You may exchange shares for another fund in the same class of shares; e.g., Class A for Class A. Exchange privileges may not be available for all Phoenix Funds, and may be rejected or suspended.


         o Exchanges may be made by phone ((800)243-1574) or by mail (State Street Bank, P.O. Box 8301, Boston, MA 02266-8301).

         o The amount of the exchange must be equal to or greater than the minimum initial investment required.

         o The exchange of shares is treated as a sale and a purchase for federal income tax purposes.

         o Because excessive trading can hurt fund performance and harm other shareholders, the fund reserves the right to temporarily or permanently end exchange privileges or reject an order from anyone who appears to be attempting to time the market, including investors who request more than one exchange in any 30-day period. The fund's underwriter has entered into agreements with certain timing firms permitting them to exchange by telephone. These privileges are limited, and the fund distributor has the right to reject or suspend them.

RETIREMENT PLANS
Shares of the fund may be used as investments under the following qualified prototype retirement plans: traditional IRA, rollover IRA, SIMPLE IRA, Roth IRA, 401(k) plans, profit-sharing, money purchase plans, and 403(b) plans. For more information, call (800)243-4361.


16 Phoenix-Oakhurst Strategic Allocation Fund

INVESTOR SERVICES
--------------------------------------------------------------------------------


INVESTO-MATIC is a systematic investment plan that allows you to have a specified amount automatically deducted from your checking or savings account and then deposited into your mutual fund account. Just complete the Investo-Matic Section on the application and include a voided check.


SYSTEMATIC EXCHANGE allows you to automatically move money from one Phoenix Fund to another on a monthly, quarterly, semiannual or annual basis. Shares of one Phoenix Fund will be exchanged for shares of the same class of another fund at the interval you select. To sign up, just complete the Systematic Exchange Section on the application. Exchange privileges may not be available for all Phoenix Funds, and may be rejected or suspended.

TELEPHONE EXCHANGE lets you exchange shares of one fund for the same class of shares in another fund, using our customer service telephone service. See the Telephone Exchange Section on the application. Exchange privileges may not be available for all Phoenix Funds, and may be rejected or suspended.


SYSTEMATIC WITHDRAWAL PROGRAM allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual, or annual basis. Sufficient shares will be redeemed on the 15th of the month at the closing net asset value so that the payment is made about the 20th of the month. The program also provides for redemptions on or about the 10th, 15th, or 25th with proceeds directed through Automated Clearing House (ACH) to your bank. The minimum withdrawal is $25, and minimum account balance requirements continue. Shareholders in the program must own fund shares worth at least $5,000.



TAX STATUS OF DISTRIBUTIONS
--------------------------------------------------------------------------------


The fund plans to make distributions from net investment income at least annually and to distribute net realized capital gains, if any, at least annually. Distributions of short-term capital gains and net investment income are taxable to shareholders as ordinary income. Long-term capital gains, if any, distributed to shareholders and which are designated by the fund as capital gains distributions, are taxable to shareholders as long-term capital gain distributions regardless of the length of time you have owned your shares.

Unless you elect to receive distributions in cash, dividends and capital gain distributions are paid in additional shares. All distributions, cash or additional shares, are subject to federal income tax and may be subject to state, local and other taxes.

                                   Phoenix-Oakhurst Strategic Allocation Fund 17

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


These tables are intended to help you understand the fund's financial performance for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants. Their report, together with the fund's financial statements, are included in the fund's most recent Annual Report, which is available upon request.


                                                                        CLASS A
                                            ----------------------------------------------------------------
                                                                YEAR ENDED DECEMBER 31,
                                             1999           1998          1997           1996           1995
                                            ------         ------        ------         ------         ------
Net asset value, beginning of period        $17.03         $15.43        $15.52         $15.98         $14.82
INCOME FROM INVESTMENT OPERATIONS(2)
   Net investment income (loss)               0.32           0.25          0.30           0.31           0.45
   Net realized and unrealized gain (loss)    1.51           2.80          2.81           1.10           2.22
                                             -----          -----         -----          -----          -----
     TOTAL FROM INVESTMENT OPERATIONS         1.83           3.05          3.11           1.41           2.67
                                             -----          -----         -----          -----          -----
LESS DISTRIBUTIONS
   Dividends from net investment income      (0.35)         (0.24)        (0.30)         (0.29)         (0.52)
   Dividends from net realized gains         (0.95)         (1.21)        (2.90)         (1.58)         (0.99)
                                             -----          -----         -----          -----          -----
     TOTAL DISTRIBUTIONS                     (1.30)         (1.45)        (3.20)         (1.87)         (1.51)
                                             -----          -----         -----          -----          -----
Change in net asset value                     0.53           1.60         (0.09)         (0.46)          1.16
                                             -----          -----         -----          -----          -----
NET ASSET VALUE, END OF PERIOD              $17.56         $17.03        $15.43         $15.52         $15.98
                                             =====          =====         =====          =====          =====
Total return(1)                              10.97%         20.38%        20.68%          8.78%         18.23%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)     $307,130       $318,847      $308,524       $309,678       $361,526
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                         1.20%(4)       1.17%(3)      1.17%          1.21%          1.21%
   Net investment income                      1.75%          1.51%         1.68%          1.78%          2.67%
Portfolio turnover                              69%           144%          355%           275%           184%

------------------------

(1) Maximum sales load is not reflected in total return calculation.

(2) Distributions are made in accordance with the prospectus; however, class level per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions.

(3) For the year ended December 31, 1998, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

(4) For the year ended December 31, 1999, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would be 1.19% for Class A.


18 Phoenix-Oakhurst Strategic Allocation Fund

--------------------------------------------------------------------------------



                                                                        CLASS B
                                            ----------------------------------------------------------------

                                                                YEAR ENDED DECEMBER 31,
                                             1999           1998          1997           1996           1995
                                            ------         ------        ------         ------         ------

Net asset value, beginning of period        $16.87        $15.30          $15.43        $15.89         $14.79
INCOME FROM INVESTMENT OPERATIONS(3)
   Net investment income (loss)               0.18          0.12            0.18          0.19           0.30(2)
   Net realized and unrealized gain (loss)    1.50          2.78            2.77          1.09           2.22
                                             -----          -----          -----         -----          -----
     TOTAL FROM INVESTMENT OPERATIONS         1.68          2.90            2.95          1.28           2.52
                                             -----          -----          -----         -----          -----
LESS DISTRIBUTIONS
   Dividends from net investment income      (0.24)        (0.12)          (0.18)        (0.16)         (0.43)
   Dividends from net realized gains         (0.95)        (1.21)          (2.90)        (1.58)         (0.99)
                                             -----          -----          -----         -----          -----
     TOTAL DISTRIBUTIONS                     (1.19)        (1.33)          (3.08)        (1.74)         (1.42)
                                             -----          -----          -----         -----          -----
Change in net asset value                     0.49          1.57           (0.13)        (0.46)          1.10
                                             -----          -----          -----         -----          -----
NET ASSET VALUE, END OF PERIOD              $17.36        $16.87          $15.30        $15.43         $15.89
                                             =====          =====          =====         =====          =====
Total return(1)                              10.14%        19.53%          19.74%         7.95%         17.31%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)      $12,114       $11,673         $10,931        $9,594         $8,046
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                         1.95%(5)      1.92%(4)        1.92%         1.96%          1.97%
   Net investment income                      1.01%         0.75%           0.92%         1.01%          1.88%
Portfolio turnover                              69%          144%            355%          275%           184%

------------------------

(1) Maximum sales load is not reflected in the total return calculation.

(2) Computed using average shares outstanding.

(3) Distributions are made in accordance with the prospectus; however, class level per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions.

(4) For the year ended December 31, 1998, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

(5) For the year ended December 31, 1999, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would be 1.94% for Class B.


                                   Phoenix-Oakhurst Strategic Allocation Fund 19

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------


STATEMENT OF ADDITIONAL INFORMATION

The fund has filed a Statement of Additional Information about the fund, dated September 29, 2000, with the Securities and Exchange Commission. The Statement contains more detailed information about the fund. It is incorporated into this prospectus by reference and is legally part of the prospectus. You may obtain a free copy of the Statement:


[arrow] by writing to Phoenix Equity Planning Corporation, 100 Bright Meadow Blvd., P.O. Box 2200, Enfield, Connecticut 06083-2200 or

[arrow]  by calling (800) 243-4361.

You may also obtain information about the fund from the Securities and Exchange
Commission:

[arrow]  through its internet site (http://www.sec.gov),

[arrow]  by visiting its Public Reference Room in Washington, DC,

[arrow] by writing to its Public Reference Section, Washington, DC 20549-0102 (a fee may be charged), or

[arrow]  by electronic request at publicinfo@sec.gov (a fee may be charged).

Information about the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

SHAREHOLDER REPORTS
The fund semiannually mails to its shareholders detailed reports containing information about the fund's investments. The fund's Annual Report contains a detailed discussion of the market conditions and investment strategies that significantly affected the fund's performance from January 1 through December
31. You may request a free copy of the fund's Annual and Semiannual Reports:

[arrow] by writing to Phoenix Equity Planning Corporation, 100 Bright Meadow Blvd., P.O. Box 2200, Enfield, Connecticut 06083-2200 or

[arrow]  by calling (800) 243-4361.

                        CUSTOMER SERVICE: (800) 243-1574
                            MARKETING: (800) 243-4361
                        TELEPHONE ORDERS: (800) 367-5877
                 TELECOMMUNICATION DEVICE (TTY): (800) 243-1926



SEC File Nos. 33-9069 and 811-1442             [logo] Printed on recycled paper
                                                      using soybean ink

20 Phoenix-Oakhurst Strategic Allocation Fund

                   PHOENIX-OAKHURST STRATEGIC ALLOCATION FUND




                                101 Munson Street
                         Greenfield, Massachusetts 01301



                       STATEMENT OF ADDITIONAL INFORMATION

                               September 29, 2000

   This Statement of Additional Information is not a prospectus, but expands upon and supplements the information contained in the current Prospectus of Phoenix-Oakhurst Strategic Allocation Fund (the "Fund"), dated September 29, 2000, and should be read in conjunction with it. The Fund's Prospectus may be obtained by calling Phoenix Equity Planning Corporation ("Equity Planning") at
(800) 243-4361 or by writing to Equity Planning at 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, CT 06083-2200.



                                TABLE OF CONTENTS

                                                                            PAGE

The Fund ..................................................................    1
Investment Restrictions ...................................................    1
Investment Techniques ......................................................   2
Performance Information.....................................................   7
Performance Comparisons ....................................................   8
Portfolio Turnover .........................................................   8
Portfolio Transactions and Brokerage........................................   8
Services of the Adviser ....................................................   9
Net Asset Value ............................................................  10
How to Buy Shares ..........................................................  11
Alternative Purchase Arrangements ..........................................  11
Investor Account Services ..................................................  14
How to Redeem Shares .......................................................  15
Tax Sheltered Retirement Plans .............................................  16
Dividends, Distributions and Taxes .........................................  16
The Distributor ............................................................  17
Distribution Plans..........................................................  19
Management of the Fund......................................................  19
Additional Information .....................................................  25
Appendix....................................................................  27







                        Customer Service: (800) 243-1574
                            Marketing: (800) 243-4361
                        Telephone Orders: (800) 367-5877
                 Telecommunication Device (TTY): (800) 243-1926








PXP458 (9/00)

                                    THE FUND


   Phoenix-Oakhurst Strategic Allocation Fund (the "Fund") is an open-end management investment company which was originally organized under Massachusetts law in 1966 as a Massachusetts corporation and was reorganized as a Delaware business trust in September 2000.


                             INVESTMENT RESTRICTIONS

   The Fund's Prospectus describes the investment objectives of the Fund and summarizes the investment policies and investment techniques that the Fund will employ in seeking to achieve its investment objective. The following discussion supplements the description of the Fund's investment policies and investment techniques in the Prospectus.

   The following investment restrictions have been adopted by the Trust with respect to the Fund. Except as otherwise stated, these investment restrictions are "fundamental" policies. A "fundamental" policy is defined in the 1940 Act to mean that the restriction cannot be changed without the vote of a "majority of the outstanding voting securities" of the Fund. A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

   The Fund may not:

   (1) With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

   (2) Purchase securities if, after giving effect to the purchase, more than 25% of its total assets would be invested in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government, its agencies or instrumentalities).

   (3) Borrow money, except (i) in amounts not to exceed one-third of the value of the Fund's total assets (including the amount borrowed) from banks, and (ii) up to an additional 5% of its total assets from banks or other lenders for temporary purposes. For purposes of this restriction, (a) investment techniques such as margin purchases, short sales, forward commitments, and roll transactions, (b) investments in instruments such as futures contracts, swaps, and options and (c) short-term credits extended in connection with trade clearance and settlement, shall not constitute borrowing.

   (4) Issue "senior securities" in contravention of the 1940 Act. Activities permitted by SEC exemptive orders or staff interpretations shall not be deemed to be prohibited by this restriction.

   (5) Underwrite the securities issued by other persons, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under applicable law.

   (6) Purchase or sell real estate, except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

   (7) Purchase or sell commodities or commodity contracts, except the Fund may purchase and sell derivatives (including, but not limited to, options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indexes, interest rates, securities, currencies and physical commodities).

   (8) Make loans, except that the Fund may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) participate in an interfund lending program with other registered investment companies.

   If any percentage restriction described above for the Fund is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Fund's assets will not constitute a violation of the restriction.

                              INVESTMENT TECHNIQUES

   The Fund may utilize the following investment techniques in pursuing its investment objective.

FINANCIAL FUTURES CONTRACTS AND RELATED OPTIONS
   The Fund may use financial futures contracts and related options to hedge against changes in the market value of its portfolio securities or securities which it intends to purchase. Hedging is accomplished when an investor takes a position in the futures market opposite to the investor's cash market position. There are two types of hedges--long (or buying) and short (or selling) hedges. Historically, prices in the futures market have tended to move in concert with (although in inverse relation to) cash market prices, and prices in the futures market have maintained a fairly predictable relationship to prices in the cash market. Thus, a decline in the market value of securities or the value of foreign currencies may be protected against to a considerable extent by gains realized on futures contracts sales. Similarly, it is possible to protect against an increase in the market price of securities which the Fund may wish to purchase in the future by purchasing futures contracts.

   The Fund may purchase or sell any financial futures contracts which are traded on a recognized exchange or board of trade and may purchase exchange- or board-traded put and call options on financial futures contracts as a hedge against anticipated changes in the market value of its portfolio securities or securities which it intends to purchase. Financial futures contracts consist of interest rate futures contracts and securities index futures contracts. A public market presently exists in interest rate futures contracts covering long-term U.S. Treasury bonds, U.S. Treasury notes, three-month U.S. Treasury bills and GNMA certificates. Securities index futures contracts are currently traded with respect to the Standard & Poor's 500 Composite Stock Price Index and such other broad-based stock market indices as the New York Stock Exchange Composite Stock Index and the Value Line Composite Stock Price Index. A clearing corporation associated with the exchange or board of trade on which a financial futures contract trades assumes responsibility for the completion of transactions and also guarantees that open futures contracts will be performed.

   In contrast to the situation in which the Fund purchases or sells a security, no security is delivered or received by the Fund upon the purchase or sale of a financial futures contract (although an obligation to deliver or receive the underlying security in the future is created by such a contract). Initially, when it enters into a financial futures contract, the Fund will be required to deposit in a pledged account with the Fund's custodian bank an amount of cash or U.S. Treasury bills. This amount is known as an initial margin and is in the nature of a performance bond or good faith deposit on the contract. The current initial margin deposit required per contract is approximately 5% of the contract amount. Brokers may establish deposit requirements higher than this minimum. However, subsequent payments, called variation margin, will be made to and from the account on a daily basis as the price of the futures contract fluctuates. This process is known as marking to market.

   The writer of an option on a futures contract is required to deposit a margin balance pursuant to requirements similar to those applicable to futures contracts. Upon exercise of an option on a futures contract, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's margin account. This amount will be equal to the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

   Although financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out is accomplished by effecting an offsetting transaction. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of securities and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller immediately would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller immediately would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same securities and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss.

   The Fund will pay commissions on financial futures contracts and related options transactions. These commissions may be higher than those which would apply to purchases and sales of securities directly, and will be in addition to those paid for direct purchases and sales of securities.

   LIMITATIONS ON FUTURES CONTRACTS AND RELATED OPTIONS. The Fund may not engage in transactions in financial futures contracts or related options for speculative purposes, but only as a hedge against anticipated changes in the market value of portfolio securities or securities which it intends to purchase or foreign currencies. At the time of purchase of a futures contract or a call option on a futures contract, any asset, including equity securities and non-investment-grade debt so long as the asset is liquid, unencumbered and marked to market daily equal to the market value of the futures contract minus the Fund's initial margin deposit with respect thereto will be deposited in a pledged account with the Fund's custodian bank to collateralize fully the position and thereby ensure that it is not leveraged.

The extent to which the Fund may enter into financial futures contracts and related options may be limited by the requirements of the Internal Revenue Code of 1986 for qualification as a regulated investment company. See "Dividends, Distributions and Taxes."

   RISKS RELATING TO FUTURES CONTRACTS AND RELATED OPTIONS. Positions in futures contracts and related options may be closed out on an exchange if the exchange provides a secondary market for such contracts or options. The Fund will enter into a futures or futures related option position only if there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular option or futures contract at any specific time. Thus, it may not be possible to close out a futures or related option position. In the case of a futures position, in the event of adverse price movements the Fund would continue to be required to make daily margin payments. In this situation, if the Fund has insufficient cash to meet daily margin requirements it may have to sell portfolio securities to meet its margin obligations at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the securities underlying the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on the Fund's ability to hedge its positions effectively.

   There are several risks in connection with the use of futures contracts as a hedging device. While hedging can provide protection against an adverse movement in market prices, it can also limit a hedger's opportunity to benefit fully from favorable market movement. In addition, investing in futures contracts and options on futures contracts will cause the Fund to incur additional brokerage commissions and may cause an increase in the Fund's turnover rate.

   The successful use of futures contracts and related options depends on the ability of the Adviser to forecast correctly the direction and extent of market movements within a given time frame. To the extent market prices remain stable during the period a futures contract or option is held by the Fund or such prices move in a direction opposite to that anticipated, the Fund may realize a loss on the hedging transaction which is not offset by an increase in the value of its portfolio securities. As a result, the Fund's total return for the period may be less than if it had not engaged in the hedging transaction.

   Utilization of futures contracts by the Fund involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the securities or currencies which are being hedged. If the price of the futures contract moves more or less than the price of the securities or currency being hedged, the Fund will experience a gain or loss which will not be completely offset by movements in the price of the securities or currency. It is possible that, where the Fund has sold futures contracts to hedge against decline in the market, the market may advance and the value of securities held in the Fund may decline. If this occurred, the Fund would lose money on the futures contract and would also experience a decline in value in its portfolio securities. Where futures are purchased to hedge against a possible increase in the prices of securities before the Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline; if the Fund then determines not to invest in securities (or options) at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures that would not be offset by a reduction in the price of the securities purchased.

   The market prices of futures contracts may be affected if participants in the futures market elect to close out their contracts through offsetting transactions rather than to meet margin deposit requirements. In such cases, distortions in the normal relationship between the cash and futures markets could result. Price distortions could also result if investors in futures contracts opt to make or take delivery of the underlying securities or currencies rather than to engage in closing transactions because such action would reduce the liquidity of the futures market. In addition, because, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the underlying securities market, increased participation by speculators in the futures market could cause temporary price distortions. Because of the possibility of price distortions in the futures market and of the imperfect correlation between movements in the prices of securities or foreign currencies and movements in the prices of futures contracts, a correct forecast of market trends may still not result in a successful hedging transaction.

   Compared to the purchase or sale of futures contracts, the purchase of put or call options on futures contracts involves less potential risk for the Fund because the maximum amount at risk is the premium paid for the options plus transaction costs. However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to the Fund (i.e., the loss of the premium paid) while the purchase or sale of the futures contract would not have resulted in a loss, such as when there is no movement in the price of the underlying securities.

FOREIGN SECURITIES
   The Fund may purchase foreign securities, including those issued by foreign branches of U.S. banks. Investments in foreign securities, particularly those of non-governmental issuers, involve considerations which are not ordinarily associated with investing in domestic issues. These considerations include changes in currency rates, currency exchange control regulations, the possibility of expropriation, the unavailability of financial information, the difficulty of interpreting financial information prepared under foreign securities markets, the impact of political, social or diplomatic developments, difficulties in invoking legal process abroad and the difficulty of assessing economic trends in foreign countries.

   The Fund may use a foreign custodian in connection with its purchases of foreign securities and may maintain cash and cash equivalents in the care of a foreign custodian. The amount of cash or cash equivalents maintained in the care of eligible foreign custodians will be limited to an amount reasonably necessary to effect the Fund's foreign securities transactions. The use of a foreign custodian invokes considerations which are not ordinarily associated with domestic custodians. These considerations include the possibility of expropriations, restricted access to books and records of the foreign custodian, inability to recover assets that are lost while under the control of the foreign custodian, and the impact of political, social or diplomatic developments.

HIGH YIELD-HIGH RISK
   The Fund may invest in below-investment grade securities (high yield-high risk securities). Investments in below-investment grade securities (see Appendix for an explanation of the various ratings) generally provide greater income (leading to the name "high-yield" securities) and opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk. These securities are regarded as predominantly speculative as to the issuer's continuing ability to meet principal and interest payment obligations. The markets for these securities are relatively new and many of the outstanding high-yield securities have not endured a major business recession. A long-term track record on default rates, such as that for investment-grade corporate bonds, does not exist for these securities. Analysis of the creditworthiness of issuers of lower-quality debt securities may be more complex than for issuers of higher-quality debt securities.

   High-yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment-grade securities. The prices of high-yield securities have been found to be less sensitive to interest-rate changes than higher-quality investments, but more sensitive to adverse economic developments or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high-yield securities prices because the advent of a recession could lessen the ability of a highly-leveraged company to make principal and interest payments. If an issuer of high-yield securities defaults, in addition to risking payment of all or a portion of interest and principal, the Funds may incur additional expenses to seek recovery. Market prices of high-yield securities structured as zero-coupon or pay-in-kind securities are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities that pay interest periodically and in cash.

   The secondary market on which high-yield securities are traded may be less liquid than the market for higher-grade securities. Less liquidity could adversely affect the price at which a Fund could sell a high-yield security and could adversely affect the daily net asset value of the Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield securities, especially in a thinly-traded market. When secondary markets for these securities are less liquid than the market for higher-grade securities, it may be more difficult to value the high-yield securities because the valuation may require more research and judgment may play a greater role in valuation because of the lack of reliable, objective data.


OPTIONS ON SECURITIES AND SECURITIES INDICES
   The Fund may invest in exchange-traded call and put options on securities and securities indices. The Fund may sell a call option or a put option which it has previously purchased prior to the purchase (in the case of a call) or the sale (in the case of a put) of the underlying security. Any such sale of a call option or a put option would result in a net gain or loss, depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid.

   Call options on security and securities indices written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option written utilizing this investment technique may be below, equal to or above the current market value of the underlying security or securities index at the time the option is written.


   During the option period, the Fund may be assigned an exercise notice by the broker-dealer through which the call option was sold, requiring the Fund to deliver the underlying security (or cash in the case of securities index calls) against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time as the Fund effects a closing purchase transaction. A closing purchase transaction cannot be effected with respect to an option once the Fund has received an exercise notice.

   A multiplier for an index option performs a function similar to the unit of trading for an option on an individual security. It determines the total dollar value per contract of each point between the exercise price of the option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indices may have different multipliers.

   Securities indices for which options are currently traded include the Standard & Poor's 100 and 500 Composite Stock Price Indices, Computer/Business Equipment Index, Major Market Index, Amex Market Value Index, Computer Technology Index, Oil and Gas Index, NYSE Options Index, Gaming/Hotel Index, Telephone Index, Transportation Index, Technology Index, and Gold/Silver Index. The Fund may write call options and purchase call and put options on these and any other indices traded on a recognized exchange.


   Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option written by the Fund, to prevent an underlying security from being called, or to enable the Fund to write another call option with either a different exercise price or expiration date or both. The Fund may realize a net gain or loss from a closing purchase transaction, depending upon whether the amount of the premium received on the call option is more or less than the cost of effecting the closing purchase transaction. If a call option written by the Fund expires unexercised, the Fund will realize a gain in the amount of the premium on the option less the commission paid.

   The option activities of the Fund may increase its portfolio turnover rate and the amount of brokerage commissions paid. The Fund will pay a commission each time it purchases or sells a security in connection with the exercise of an option. These commissions may be higher than those which would apply to purchases and sales of securities directly.


   LIMITATIONS ON OPTIONS ON SECURITIES AND SECURITIES INDICES. The Fund may write call options only if they are covered and remain covered for as long as the Fund is obligated as a writer. Thus, if the Fund writes a call option on an individual security, the Fund must own the underlying security or other securities that are acceptable for a pledged account at all times during the option period. The Fund will write call options on indices only to hedge in an economically appropriate way portfolio securities which are not otherwise hedged with options or financial futures contracts. Call options on securities indices written by the Fund will be "covered" by identifying the specific portfolio securities being hedged.


   To secure the obligation to deliver the underlying security, the writer of a covered call option on an individual security is required to deposit the underlying security or other assets in escrow with the broker in accordance with clearing corporation and exchange rules. In the case of an index call option written by the Fund, the Fund will be required to deposit qualified securities. A "qualified security" is a security against which the Fund has not written a call option and which has not been hedged by the Fund by the sale of a financial futures contract. If at the close of business on any day the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts, the Fund will deposit an amount of cash or liquid assets equal in value to the difference. In addition, when the Fund writes a call on an index which is "in-the-money" at the time the call is written, the Fund will pledge with its custodian bank any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily equal in value to the amount by which the call is "in-the-money" times the multiplier times the number of contracts to collateralize fully the position and thereby ensure that it is not leveraged. Any amount pledged may be applied to the Fund's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts.


   In connection with the Fund's qualifying as a regulated investment company under the Internal Revenue Code of 1986, certain restrictions on the Fund's ability to enter into option transactions may apply from time to time. See "Dividends, Distributions and Taxes."


   RISKS RELATING TO OPTIONS ON SECURITIES. During the option period, the writer of a call option has, in return for the premium received on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. The writer has no control over the time within the option period when it may be required to fulfill its obligation as a writer of the option.


   The risk of purchasing a call option or a put option is that the Fund may lose the premium it paid plus transaction costs, if the Fund does not exercise the option and is unable to close out the position prior to expiration of the option.


   An option position may be closed out on an exchange only if the exchange provides a secondary market for an option of the same series. Although the Fund will write and purchase options only when the Adviser believes that a liquid secondary market will exist for options of the same series, there can be no assurance that a liquid secondary market will exist for a particular option at a particular time and that the Fund, if it so desires, can close out its position by effecting a closing transaction. If the writer of a covered call option is unable to effect a closing purchase transaction, it cannot sell the underlying security until the option expires or the option is exercised. Accordingly, a covered call writer may not be able to sell the underlying security at a time when it might otherwise be advantageous to do so.


   Possible reasons for the absence of a liquid secondary market on an exchange include the following: (i) insufficient trading interest in certain options;
(ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) inadequacy of the facilities of an exchange or the clearing corporation to handle trading volume; and (v) a decision by one or more exchanges to discontinue the trading of options in general or of particular options or impose restrictions on orders.


   Each exchange has established limitations governing the maximum number of call options, whether or not covered, which may be written by a single investor acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Adviser believes that the position limits established by the exchanges will not have any adverse impact upon the Fund.

   RISKS OF OPTIONS ON SECURITIES INDICES. Because the value of an index option depends upon movements in the level of the index rather than movements in the price of a particular security, whether the Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of prices in the market generally or in an industry or market segment (depending on the index option in question) rather than upon movements in the price of an individual security. Accordingly, successful use by the Fund of options on indices will be subject to the Adviser's ability to predict correctly movements in the direction of the market generally or in the direction of a particular industry. This requires different skills and techniques than predicting changes in the prices of individual securities.


   Index prices may be distorted if trading of certain securities included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of securities included in the index. If this occurred, the Fund would not be able to close out options which it had written or purchased and, if restrictions on exercise were imposed, might be unable to exercise an option it purchased, which would result in substantial losses to the Fund. However, it is the Fund's policy to write or purchase options only on indices which include a sufficient number of securities so that the likelihood of a trading halt in the index is minimized.

   Because the exercise of an index option is settled in cash, an index call writer cannot determine the amount of its settlement obligation in advance and, unlike call writing on portfolio securities, cannot provide in advance for its potential settlement obligation by holding the underlying securities. Consequently, the Fund will write call options only on indices which meet the interim described above.

   Price movements in securities held by the Fund will not correlate perfectly with movements in the level of the index and, therefore, the Fund bears the risk that the price of the securities held by the Fund might not increase as much as the level of the index. In this event, the Fund would bear a loss on the call which would not be completely offset by movements in the prices of the securities held by the Fund. It is also possible that the index might rise when the value of the securities held by the Fund does not. If this occurred, the Fund would experience a loss on the call which would not be offset by an increase in the value of its portfolio and might also experience a loss in the market value of its portfolio securities.


   Unless the Fund has other liquid assets which are sufficient to satisfy the exercise of a call on an index, the Fund will be required to liquidate securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if the Fund fails to anticipate an exercise, it may have to borrow from a bank pending settlement of the sale of securities in its portfolio and pay interest on such borrowing.


   When the Fund has written a call on an index, there is also a risk that the market may decline between the time the Fund has the call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Fund is able to sell its securities. As with options on its securities, the Fund will not learn that a call has been exercised until the day following the exercise date but, unlike a call on a security where the Fund would be able to deliver the underlying security in settlement, the Fund may have to sell some of its securities in order to make settlement in cash, and the price of such securities may decline before they can be sold.

   If the Fund exercises a put option on an index which it has purchased before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If this change causes the exercised option to fall "out-of-the-money" the Fund will be required to pay the difference between the closing index value and the exercise price of the option (multiplied by the applicable multiplier) to the assigned writer. Although the Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.


REPURCHASE AGREEMENTS
   Repurchase agreements will be entered into only with commercial banks, brokers and dealers considered by the Fund to be creditworthy. The Trustees of the Fund will monitor the Fund's repurchase agreement transactions periodically and with the Adviser will consider standards which the Adviser will use in reviewing the creditworthiness of any party to a repurchase agreement with the Fund.

   The use of repurchase agreements involves certain risks. For example, if the seller under a repurchase agreement defaults on its obligation to repurchase the underlying instrument at a time when the value of the instrument has declined, the Fund may incur a loss upon its disposition. If the seller becomes insolvent and subject to liquidation or reorganization under bankruptcy or other laws, a bankruptcy court may determine that the underlying instrument is collateral for a loan by the Fund and therefore is subject to sale by the trustee in bankruptcy. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying instrument. While the Fund's Trustees acknowledge these risks, it is expected that they can be controlled through careful monitoring procedures.

SECURITIES LENDING
   The Fund may lend portfolio securities to broker-dealers and other financial institutions, provided that such loans are callable at any time by the Fund and are at all times secured by collateral held by the Fund at least equal to the market value, determined daily, of the loaned securities. The Fund will continue to receive any income on the loaned securities, and at the same time will earn interest on cash collateral (which will be invested in short-term debt obligations) or a securities lending fee in the case of collateral in the form of U.S. Government securities. A loan may be terminated at any time by either the Fund or the borrower. Upon termination of a loan, the borrower will be required to return the securities to the Fund, and any gain or loss in the market price during the period of the loan would accrue to the Fund. If the borrower fails to maintain the requisite amount of collateral, the loan will automatically terminate, and the Fund may use the collateral to replace the loaned securities while holding the borrower liable for any excess of the replacement cost over the amount of the collateral.


   When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities which are the subject of the loan. The Fund may pay reasonable finders, administrative and custodial fees in connection with loans of its portfolio securities.

   As with any extension of credit, there are risks of delay in recovery of the loaned securities and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, loans of portfolio securities will only be made to firms considered by the Fund to be creditworthy and when the consideration to be earned justifies the attendant risks.



                             PERFORMANCE INFORMATION

   Performance information for the Fund (and Class of Fund) may appear in advertisements, sales literature, or reports to shareholders or prospective shareholders. Performance information in advertisements and sales literature may be expressed as "average annual total return" and "total return."

   The Fund's average annual total return quotation is computed in accordance with a standardized method prescribed by rules of the Securities and Exchange Commission. The average annual total return for the Fund for a specific period is found by first taking a hypothetical $1,000 investment ("initial investment") in the Fund's shares on the first day of the period, adjusting to deduct the maximum sales charge, and computing the "redeemable value" of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gain dividends paid by the Fund have been reinvested at net asset value on the reinvestment dates during the period.


   Calculation of a Fund's total return is subject to a standardized formula. Total return performance for a specific period is calculated by first taking an investment ("initial investment") in the Fund's shares on the first day of the period, either adjusting or not adjusting to deduct the maximum sales charge, and computing the "redeemable value" of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the redeemable value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains dividends by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period. Total return calculations that do not include the effect of the sales charge would be reduced if such charge were included.


   The following table illustrates average annual total return for the Fund for the 1, 5 and 10 year periods ended December 31, 1999. Class A performance has been restated to reflect the deduction of the current maximum sales charge.

              AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1999

                                         PERIODS ENDED
                        ------------------------------------------------

                                                                                    SINCE INCEPTION
   FUND                 1 YEAR              5 YEAR               10 YEAR          10/24/94 TO 12/31/99
   ----                 ------              ------               -------          --------------------
   Class A              4.59%               14.34%               12.08%                   N/A
   Class B              6.14%               14.83%                N/A                   14.23%

   Performance information reflects only the performance of a hypothetical investment in each class during the particular time period on which the calculations are based. Performance information should be considered in light of the Fund's investment objectives and policies, characteristics and quality of the portfolio, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

   The Fund also may quote annual, average annual and annualized total return and aggregate total return performance data, for each class of shares of the Fund, both as a percentage and as a dollar amount based on a hypothetical $10,000 investment for various periods other than those noted below. Such data will be computed as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or aggregate rates of return and (2) the maximum applicable sales charge will not be included with respect to annual, annualized or aggregate rate of return calculations.


                             PERFORMANCE COMPARISONS

   The Fund or Class of Fund may, from time to time, include in advertisements containing total return the ranking of those performance figures relative to such figures for groups of mutual funds having similar investment objectives as categorized by ranking services such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Weisenberger Financial Services, Inc., and rating services such as Morningstar, Inc. Additionally, the Fund may compare its performance results to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in various publications such as Changing Times, Forbes, Fortune, Money, Barrons, Business Week, Stanger's Mutual Fund Monitor, The Stanger Register, Stanger's Investment Adviser, The Wall Street Journal, New York Times, Consumer Reports, Registered Representative, Financial Planning, Financial Services Weekly, Financial World, U.S. News and World Report, Standard and Poor's The Outlook, Investor's Daily and Personal Investor. The total return may be used to compare the performance of the Fund against certain widely acknowledged outside standards or indices for stock and bond market performance, such as the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"), Dow Jones Industrial Average, Europe Australia Far East Index ("EAFE"), Consumer Price Index, Lehman Brothers Corporate Index and Lehman Brothers T-Bond Index. The S&P 500 is a commonly quoted measure of stock market performance and represents common stocks of companies of varying sizes segmented across 90 different industries which are listed on the New York Stock Exchange, the American Stock Exchange and traded over the NASDAQ National Market System.


                               PORTFOLIO TURNOVER

   The Fund pays brokerage commissions for purchases and sales of portfolio securities. A high rate of portfolio turnover generally involves a correspondingly greater amount of brokerage commissions and other costs which must be borne directly by the Fund and thus indirectly by its shareholders. It may also result in the realization of larger amounts of short-term capital gains, which are taxable to shareholders as ordinary income. If such rate of turnover exceeds 100%, the Fund will pay more in brokerage commissions than would be the case if it had lower portfolio turnover rates. Historical turnover rates can be found under the heading "Financial Highlights" located in the Fund's Prospectus.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE


   In effecting fund transactions for the Fund, the adviser adheres to the Fund's policy of seeking best execution and price, determined as described below, except to the extent it is permitted to pay higher brokerage commissions for "brokerage and research services" as defined herein. The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations including, without limitation, the overall direct net economic result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by each adviser and the Subadviser in determining the overall reasonableness of brokerage commissions paid by the Fund.

   The adviser may cause the Fund to pay a broker an amount of commission for effecting a securities transaction in excess of the amount of commission which another broker or dealer would have charged for effecting that transaction if such adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker. As provided in Section 28(e) of the Securities Exchange Act of 1934, "brokerage and research services" include advising as to the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Brokerage and research services provided by brokers to the Fund are considered to be in addition to and not in lieu of services required to be performed by each adviser under its contract with the Fund and may benefit both the Fund and other accounts of such adviser. Conversely, brokerage and research services provided by brokers to other accounts of an adviser may benefit the Fund.

   Some fund transactions are, subject to the Conduct Rules of the National Association of Securities Dealers, Inc. and subject to obtaining best prices and executions, effected through dealers (excluding Equity Planning) who sell shares of the Fund.

   The Fund has adopted a policy and procedures governing the execution of aggregated advisory client orders ("bunching procedures") in an attempt to lower commission costs on a per-share and per-dollar basis. According to the bunching procedures, the Adviser shall aggregate transactions unless it believes in its sole discretion that such aggregation is inconsistent with its duty to seek best execution (which shall include the duty to seek best price) for the Fund. No advisory account of the Adviser is to be favored over any other account and each account that participates in an aggregated order is expected to participate at the average share price for all transactions of the Adviser in that security on a given business day, with all transaction costs share pro rata based on the Fund's participation in the transaction. If the aggregated order is filled in its entirety, it shall be allocated among the Adviser's accounts in accordance with the allocation order, and if the order is partially filled, it shall be allocated pro rata based on the allocation order. Notwithstanding the foregoing, the order may be allocated on a basis different from that specified in the allocation order if all accounts of the Adviser whose orders are allocated receive fair and equitable treatment and the reason for such different allocation is explained in writing and is approved in writing by the Adviser's compliance officer as soon as practicable after the opening of the markets on the trading day following the day on which the order is executed. If an aggregated order is partially filled and allocated on a basis different from that specified in the allocation order, no account that is benefited by such different allocation may intentionally and knowingly effect any purchase or sale for a reasonable period following the execution of the aggregated order that would result in it receiving or selling more shares than the amount of shares it would have received or sold had the aggregated order been completely filled. The Directors will annually review these procedures or as frequently as shall appear appropriate.


   The Adviser may use its broker/dealer affiliates, or other firms that sell shares of the Fund, to buy and sell securities for the Fund, provided they have the execution capability and that their commission rates are comparable to those of other unaffiliated broker/dealers. Directors of PXP Securities Corp. or its affiliates receive benefits from the Fund as a result of its usual and customary brokerage commissions that PXP Securities Corp. may receive for acting as broker to the Fund in the purchase and sale of portfolio securities. The investment advisory agreement does not provide for a reduction of the advisory fee by any portion of the brokerage fees generated by portfolio transactions of the Funds that PXP Securities Corp. may receive.


   For the fiscal years ended December 31, 1997, 1998 and 1999 brokerage commissions paid by the Fund on Fund transactions totaled $1,346,891, $577,648 and $191,959, respectively. In the fiscal year ended December 31, 1999, no brokerage commissions were paid to affiliates for portfolio transactions. Brokerage commissions of $169,447 paid during the fiscal year ended December 31, 1999, were paid on fund transactions aggregating $209,153,518 executed by brokers who provided research and other statistical and factual information.

                             SERVICES OF THE ADVISER

   The investment adviser to the Fund is Phoenix Investment Counsel, Inc. ("PIC" or the "Adviser"), which is located at 56 Prospect Street, Hartford, Connecticut 06115-0480. PIC also acts as the investment adviser for 14 fund companies totaling 38 mutual funds, as subadviser to two fund companies totaling three mutual funds, and as adviser to institutional clients. PIC has acted as an investment adviser for over sixty years. PIC was originally organized in 1932 as John P. Chase, Inc. As of December 31, 1999, PIC had approximately $25.7 billion in assets under management. Philip R. McLoughlin, a Trustee and officer of the Fund, is a director of PIC. All other executive officers of the Fund are officers of PIC.

   All of the outstanding stock of PIC is owned by Phoenix Equity Planning Corporation ("Equity Planning" or "Distributor"), a subsidiary of Phoenix Investment Partners, Ltd. ("PXP"). Phoenix Home Life Mutual Insurance Company ("Phoenix Home Life") of Hartford, Connecticut is a majority shareholder of PXP. Phoenix Home Life is in the business of writing ordinary and group life and health insurance and annuities. Its principal offices are located at One American Row, Hartford, Connecticut, 06115-2520. Equity Planning, a mutual fund distributor, acts as the national distributor of the Fund's shares and as Financial

Agent of the Fund. The principal office of Equity Planning is located at 100 Bright Meadow Boulevard, Enfield, Connecticut, 06082.


   Phoenix Investment Partners, Ltd., is a publicly-traded independent registered investment advisory firm and has served investors for over 70 years. As of December 31, 1999, PXP had over $64.6 billion in assets under management through its investment partners: Aberdeen Fund Managers, Inc. (Aberdeen) in Aberdeen, London, Singapore and Fort Lauderdale; Duff & Phelps Investment Management Co. (Duff & Phelps) in Chicago and Cleveland; Roger Engemann & Associates, Inc. (Engemann) in Pasadena; Seneca Capital Management LLC (Seneca) in San Francisco; Phoenix/Zweig Advisers LLC (Zweig) in New York; and Phoenix Investment Counsel, Inc. (Goodwin, Hollister, and Oakhurst divisions) in Hartford, Sarasota and Scotts Valley, CA, respectively.

   The contract between the Fund and the Adviser provides that the Adviser shall furnish the Fund investment advice, certain administrative services, office space and facilities, and shall pay the compensation of all officers and employees of the Fund. All expenses (other than those specifically referred to as being borne by the Adviser) incurred in the operation of the Fund, including, among others, taxes, brokerage fees and commissions, fees of Trustees who are not full-time employees of the Adviser or any of its affiliates, charges of custodians, transfer and dividend disbursing agents and registrars, bookkeeping, auditing and legal expenses, expenses of insurance premiums for fidelity and other coverage and extraordinary expenses and expenses of a non-recurring nature which may include, but not be limited to, the reasonable and proportionate cost of any reorganization or acquisition of assets and the cost of legal proceedings to which the Fund is a party, will be borne by the Fund.

   The contract between the Fund and the Adviser provides that, as compensation for its services to the Fund, the Adviser is entitled to a fee payable at the annual rate of 0.65% of the average of the aggregate daily net asset values of the Fund up to $1 billion; 0.60% of such value between $1 billion and $2 billion; and 0.55% of such value in excess of $2 billion. It also provides that the Fund will reimburse the Adviser on a cost basis in the event the Adviser provides any services (excluding printing) involved in maintaining registrations of the Fund and of its shares with the Securities and Exchange Commission or involved in the preparation of shareholder reports.

   For the fiscal years ended December 31, 1997, 1998 and 1999 the Adviser received fees totaling, $2,109,677, $2,049,531 and $2,080,156, respectively, and it was not necessary that the Adviser reimburse ordinary operating expenses of the Fund.

   The contract between the Fund and the Adviser continues from year to year so long as (1) such continuance is specifically approved at least annually by the Board of Trustees of the Fund or by a vote of a majority of the outstanding shares of the Fund and (2) such continuance or any renewal and the terms of such contract have been approved by the vote of a majority of Trustees of the Fund who are not interested persons, as that term is defined in the Investment Company Act of 1940, of the Fund or the Adviser, cast in person at a meeting called for the purpose of voting on such approval. It may be terminated without penalty at any time on sixty days written notice, either by the Board of Trustees of the Fund, by a vote of a majority of the outstanding shares of the Fund or by the Adviser, and automatically terminates upon its assignment (within the meaning of said Investment Company Act).


   The Fund, its Adviser and Distributor have each adopted a Code of Ethics pursuant to Rule 17-j1 under the Investment Company Act of 1940. Personnel subject to the Codes of Ethics may purchase and sell securities for their personal accounts, including securities that may be purchased, sold or held by the Fund, subject to certain restrictions and conditions. Generally, personal securities transactions are subject to preclearance procedures, reporting requirements and holding period rules. The Codes also restrict personal securities transactions in private placements, initial public offerings and securities in which the Fund has a pending order.


                                 NET ASSET VALUE

   The net asset value per share of the Fund is determined as of the close of trading of the New York Stock Exchange (the "Exchange") on days when the Exchange is open for trading. The Exchange will be closed on the following observed national holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Since the Fund does not price securities on weekends or United States national holidays, the net asset value of the Fund's foreign assets may be significantly affected on days when the investor has no access to the Fund. The net asset value per share of the Fund is determined by adding the values of all securities and other assets of the Fund, subtracting liabilities, and dividing by the total number of outstanding shares of the Fund. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the Securities and Exchange Commission. The total liability allocated to a class, plus that class's distribution fee and any other expenses allocated solely to that class, are deducted from the proportionate interest of such class in the assets of the Fund, and the resulting amount of each is divided by the number of shares of that class outstanding to produce the net asset value per share.


   A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary exchange for such security by the Trustees or their delegates. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value may not take place if the Fund invests in foreign securities contemporaneously with the determination of the prices of the majority of the portfolio securities. All assets and liabilities initially expressed in foreign currency values will be converted into United States dollar values at the mean between the bid and ask quotations of such currencies against United States dollars as last quoted by any recognized dealer. If an event were to occur after the value of an investment was so established but before the net asset value per share was determined, which was likely to materially change the net asset value, then the instrument would be valued using fair value considerations by the Trustees or their delegates. If at any time the Fund has investments where market quotations are not readily available, such investments are valued at the fair value thereof as determined in good faith by the Trustees although the actual calculations may be made by persons acting pursuant to the direction of the Trustees.



                                HOW TO BUY SHARES

   The minimum initial investment is $500 and the minimum subsequent investment is $25. However, both the minimum initial and subsequent investment amounts are $25 for investments pursuant to the "Investo-Matic" plan, a bank draft investing program administered by Distributor, or pursuant to the Systematic Exchange privilege or for an individual retirement account (IRA). In addition, there are no subsequent investment minimum amounts in connection with the reinvestment of dividend or capital gain distributions. Completed applications for the purchase of shares should be mailed to: Phoenix Funds, c/o State Street Bank and Fund Company, P.O. Box 8301, Boston, MA 02266-8301.

   The Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Fund's net asset values next computed after they are accepted by an authorized broker or the broker's authorized designee.


                        ALTERNATIVE PURCHASE ARRANGEMENTS

   Shares may be purchased from investment dealers at a price equal to their net asset value per share, plus a sales charge which, at the election of the purchaser, may be imposed either (i) at the time of the purchase (the "initial sales charge alternative") or (ii) on a contingent deferred basis (the "deferred sales charge alternative"). Orders received by dealers prior to the close of trading on the New York Stock Exchange are confirmed at the offering price effective at that time, provided the order is received by the Authorized Agent prior to its close of business.

   The alternative purchase arrangements permit an investor to choose the method of purchasing shares that is more beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor wishes to receive distributions in cash or to reinvest them in additional shares of the Fund, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated continuing distribution and services fees and contingent deferred sales charges on Class B Shares would be less than the initial sales charge and accumulated distribution services fee on Class A Shares purchased at the same time.

   Dividends paid by the Fund, if any, with respect to each Class of Shares will be calculated in the same manner at the same time on the same day, except that fees such as higher distribution and services fees and any incremental transfer agency costs relating to each Class of Shares will be borne exclusively by that class. See "Dividends, Distributions and Taxes."

CLASS A SHARES
   Class A Shares incur a sales charge when they are purchased and enjoy the benefit of not being subject to any sales charge when they are redeemed. Class A Shares are subject to ongoing distribution and services fees at an annual rate of 0.25% of the Fund's aggregate average daily net assets attributable to the Class A Shares. In addition, certain purchases of Class A Shares qualify for reduced initial sales charges.

CLASS B SHARES
   Class B Shares do not incur a sales charge when they are purchased, but they are subject to a sales charge if they are redeemed within five years of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions.

   Class B Shares are subject to ongoing distribution and services fees at an aggregate annual rate of up to 1.00% of the Fund's aggregate average daily net assets attributable to the Class B Shares. Class B Shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The higher ongoing distribution and services fees paid by Class B Shares will cause such shares to have a higher expense ratio and to pay lower dividends, to the extent any dividends are paid, than those related to Class A Shares. Class B Shares will automatically convert to Class A Shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted, in the circumstances and subject to the qualifications described in the Fund's Prospectus. The purpose of the conversion feature is to relieve the holders of the Class B Shares that have been outstanding for a period of time sufficient for the adviser and the Distributor to have been compensated for distribution expenses related to the Class B Shares from most of the burden of such distribution related expenses.

   Class B Shares include all shares purchased pursuant to the deferred sales charge alternative which have been outstanding for less than the period ending eight years after the end of the month in which the shares were issued. At the end of this period, Class B Shares will automatically convert to Class A Shares and will no longer be subject to the higher distribution and services fees. Such conversion will be on the basis of the relative net asset value of the two classes without the imposition of any sales load, fee or other charge.

   For purposes of conversion to Class A Shares, shares purchased through the reinvestment of dividends and distributions paid in respect of Class B Shares in a shareholder's Fund account will be considered to be held in a separate sub-account. Each time any Class B Shares in the shareholder's Fund account (other than those in the sub-account) convert to Class A, an equal pro rata portion of the Class B Share dividends in the sub-account will also convert to Class A Shares.

CLASS A SHARES--REDUCED INITIAL SALES CHARGES
   Investors choosing Class A Shares may be entitled to reduced sales charges. The five ways in which sales charges may be avoided or reduced are described below.

   QUALIFIED PURCHASERS. If you fall within any one of the following categories, you will not have to pay a sales charge on your purchase of Class A Shares: (1) trustee, director or officer of the Phoenix Funds, the Phoenix-Engemann Funds, Phoenix-Seneca Funds or any other mutual fund advised, subadvised or distributed by the Adviser, Distributor or any of their corporate affiliates (an "Affiliated Phoenix Fund"); (2) any director or officer, or any full-time employee or sales representative (for at least 90 days) of the Adviser or Distributor; (3) registered representatives and employees of securities dealers with whom Distributor has sales agreements; (4) any qualified retirement plan exclusively for persons described above; (5) any officer, director or employee of a corporate affiliate of the Adviser or Distributor; (6) any spouse, child, parent, grandparent, brother or sister of any person named in (1), (2), (3) or
(5) above; (7) employee benefit plans for employees of the Adviser, Distributor and/or their corporate affiliates; (8) any employee or agent who retires from Phoenix Home Life, Distributor and/or their corporate affiliates; (9) any account held in the name of a qualified employee benefit plan, endowment fund or foundation if, on the date of the initial investment, the plan, fund or foundation has assets of $10,000,000 or more or at least 100 eligible employees;
(10) any person with a direct rollover transfer of shares from an established Phoenix Fund, Phoenix-Engemann Fund or Phoenix-Seneca Fund qualified plan; (11) any Phoenix Home Life separate account which funds group annuity contracts offered to qualified employee benefit plans; (12) any state, county, city, department, authority or similar agency prohibited by law from paying a sales charge; (13) any fully matriculated student in any U.S. service academy; (14) any unallocated account held by a third party administrator, registered investment adviser, Fund company, or bank Fund department which exercises discretionary authority and holds the account in a fiduciary, agency, custodial or similar capacity, if in the aggregate such accounts held by such entity equal or exceed $1,000,000; (15) any person who is investing redemption proceeds from investment companies other than the Phoenix Funds, Phoenix-Engemann Fund or Phoenix-Seneca Fund if, in connection with the purchases or redemption of the redeemed shares, the investor paid a prior sales charge provided such investor supplies verification that the redemption occurred within 90 days of the Phoenix Fund purchase and that a sales charge was paid; (16) any deferred compensation plan established for the benefit of any Phoenix Fund, Phoenix-Engemann Fund or Phoenix-Seneca Fund trustee or director; provided that sales to persons listed in (1) through (15) above are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the shares so acquired will not be resold except to the Fund; (17) purchasers of Class A Shares bought through investment advisers and financial planners who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients; (18) retirement plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 403(b) or 457 of the Internal Revenue Code), and "rabbi trusts" that buy shares for their own accounts, in each case if those purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for such purchases; (19) 401(k) participants in the Merrill Lynch Daily K Plan (the "Plan") if the Plan has at least $3 million in assets or 500 or more eligible employees; or (20) clients of investment advisors or financial planners who buy shares for their own accounts but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements (each of the investors described in (17) through (20) may be charged a fee by the broker, agent or financial intermediary for purchasing shares).

   COMBINATION PURCHASE PRIVILEGE. Your purchase of any class of shares of this or any other Affiliated Phoenix Fund (other than Phoenix Money Market Fund Series Class A Shares), if made at the same time by the same "person," will be added together to determine whether the combined sum entitles you to an immediate reduction in sales charges. A "person" is defined in this and the following sections as (a) any individual, their spouse and minor children purchasing shares for his or their own account (including an IRA account) including his or their own trust; (b) a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account (even though more than one beneficiary may exist); (c) multiple employer trusts or Section 403(b) plans for the same employer; (d) multiple accounts (up to 200) under a qualified employee benefit plan or administered by a third party administrator; or (e) trust companies, bank trust departments, registered investment advisers, and similar entities placing orders or providing administrative services with respect to funds over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial or similar capacity, provided all shares are held of record in the name, or nominee name, of the entity placing the order.

   An "Affiliated Phoenix Fund" means any other mutual fund advised, subadvised or distributed by the Adviser or Distributor or any corporate affiliate of either or both the Adviser and Distributor provided such other mutual fund extends reciprocal privileges to shareholders of the Phoenix Funds.

   LETTER OF INTENT. If you sign a Letter of Intent, your purchase of any class of shares of this or any other Affiliated Phoenix Fund (other than Phoenix Money Market Fund Series Class A Shares), if made by the same person within a 13-month period, will be added together to determine whether you are entitled to an immediate reduction in sales charges. Sales charges are reduced based on the overall amount you indicate that you will buy under the Letter of Intent. The Letter of Intent is a mutually non-binding arrangement between you and the Distributor. Since the Distributor doesn't know whether you will ultimately fulfill the Letter of Intent, shares worth 5% of the amount of each purchase will be set aside until you fulfill the Letter of Intent. When you buy enough shares to fulfill the Letter of Intent, these shares will no longer be restricted. If, on the other hand, you do not satisfy the Letter of Intent, or otherwise wish to sell any restricted shares, you will be given the choice of either buying enough shares to fulfill the Letter of Intent or paying the difference between any sales charge you previously paid and the otherwise applicable sales charge based on the intended aggregate purchases described in the Letter of Intent. You will be given 20 days to make this decision. If you do not exercise either election, the Distributor will automatically redeem the number of your restricted shares needed to make up the deficiency in sales charges received. The Distributor will redeem restricted Class A Shares before Class C or B Shares, respectively. Oldest shares will be redeemed before selling newer shares. Any remaining shares will then be deposited to your account.

   RIGHT OF ACCUMULATION. Your purchase of any class of shares of this or any other Affiliated Phoenix Fund, if made over time by the same person may be added together to determine whether the combined sum entitles you to a prospective reduction in sales charges. You must provide certain account information to the Distributor to exercise this right.

   ASSOCIATIONS. Certain groups or associations may be treated as a "person" and qualify for reduced Class A Share sales charges. The group or association must:
(1) have been in existence for at least six months; (2) have a legitimate purpose other than to purchase mutual fund shares at a reduced sales charge; (3) work through an investment dealer; or (4) not be a group whose sole reason for existing is to consist of members who are credit card holders of a particular company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.

CLASS B SHARES--WAIVER OF SALES CHARGES
   The CDSC is waived on the redemption (sale) of Class B Shares if the redemption is made (a) within one year of death (i) of the sole shareholder on an individual account, (ii) of a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) of the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account; (b) within one year of disability, as defined in Code Section 72(m)(7);
(c) as a mandatory distribution upon reaching age 70 1/2 under any retirement plan qualified under Code Sections 401, 408 or 403(b) or resulting from the tax-free return of an excess contribution to an IRA; (d) by 401(k) plans using an approved participant tracking system for participant hardships, death, disability or normal retirement, and loans which are subsequently repaid; (e) from the Merrill Lynch Daily K Plan ("Plan") invested in Class B Shares, on which such shares the Distributor has not paid the dealer the Class B sales commission; (f) based on the exercise of exchange privileges among Class B Shares of this or any other Affiliated Phoenix Fund; (g) based on any direct rollover transfer of shares from an established Affiliated Phoenix Fund qualified plan into an Affiliated Phoenix Fund IRA by participants terminating from the qualified plan; and (h) based on the systematic withdrawal program. If, as described in condition (a) above, an account is transferred to an account registered in the name of a deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death. If the Class B Shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC.

CONVERSION FEATURE--CLASS B SHARES
   Class B Shares will automatically convert to Class A Shares of the same Portfolio eight years after they are bought. Conversion will be on the basis of the then prevailing net asset value of Class A and B Shares. There is no sales load, fee or other charge for this feature. Class B Shares acquired through dividend or distribution reinvestments will be converted into Class A Shares at the same time that other Class B Shares are converted based on the proportion that the reinvested shares bear to purchased Class B Shares. The conversion feature is subject to the continuing availability of an opinion of counsel or a ruling of the Internal Revenue Service that the assessment of the higher distribution fees and associated costs with respect to Class B Shares does not result in any dividends or distributions constituting "preferential dividends" under the Code, and that the conversion of shares does not constitute a taxable event under federal income tax law. If the conversion feature is suspended, Class B Shares would continue to be subject to the higher distribution fee for an indefinite period. Even if the Fund were unable to obtain such assurances, it might continue to make distributions if doing so would assist in complying with its general practice of distributing sufficient income to reduce or eliminate federal taxes otherwise payable by the Fund.


                            INVESTOR ACCOUNT SERVICES

   The Fund offers accumulation plans, withdrawal plans and reinvestment and exchange privileges. Certain privileges may not be available in connection with all classes. In most cases, changes to account services may be accomplished over the phone. Inquiries regarding policies and procedures relating to shareholder account services should be directed to Shareholder Services at (800) 243-1574. Broker/dealers may impose their own restrictions and limits on accounts held through the broker/dealer. Please consult your broker/dealer for account restriction and limit information.


EXCHANGES
   Under certain circumstances, shares of any Phoenix Fund may be exchanged for shares of the same Class of another Phoenix Fund or any other Affiliated Phoenix Fund on the basis of the relative net asset values per share at the time of the exchange. Exchanges are subject to the minimum initial investment requirement of the designated Series or Fund, except if made in connection with the Systematic Exchange privilege. Shareholders may exchange shares held in book-entry form for an equivalent number (value) of the same class of shares of any other Affiliated Phoenix Fund, if currently offered. On exchanges with share classes that carry a contingent deferred sales charge, the CDSC schedule of the original shares purchased continues to apply. The exchange of shares is treated as a sale and purchase for federal income tax purposes (see also "Dividends, Distributions and Taxes").


   SYSTEMATIC EXCHANGES. If the conditions above have been met, you or your broker may, by telephone or written notice, elect to have shares exchanged for the same class of shares of another Phoenix Fund or any other Affiliated Phoenix Fund automatically on a monthly, quarterly, semiannual or annual basis or may cancel this privilege at any time. If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that shares be automatically exchanged at predetermined intervals for shares of the same class of another Affiliated Phoenix Fund. This requirement does not apply to Phoenix "Self Security" program participants. Systematic exchanges will be executed upon the close of business on the 10th day of each month or the next succeeding business day. Systematic exchange forms are available from the Distributor. Exchanges will be based upon each Fund's net asset value per share next computed after the close of business on the 10th day of each month (or next succeeding business day), without sales charge.


DIVIDEND REINVESTMENT ACROSS ACCOUNTS
   If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that any dividends and distributions paid with respect to shares in that account be automatically reinvested in a single account of one of the other Phoenix Funds or any other Affiliated Phoenix Fund at net asset value. You should obtain a current prospectus and consider the objectives and policies of each Fund carefully before directing dividends and distributions to another Fund. Reinvestment election forms and prospectuses are available from Equity Planning. Distributions may also be mailed to a second payee and/or address. Requests for directing distributions to an alternate payee must be made in writing with a signature guarantee of the registered owner(s). To be effective with respect to a particular dividend or distribution, notification of the new distribution option must be received by the Transfer Agent at least three days prior to the record date of such dividend or distribution. If all shares in your account are repurchased or redeemed or transferred between the record date and the payment date of a dividend or distribution, you will receive cash for the dividend or distribution regardless of the distribution option selected.

INVEST-BY-PHONE
   This expedited investment service allows a shareholder to make an investment in an account by requesting a transfer of funds from the balance of their bank account. Once a request is phoned in, Equity Planning will initiate the transaction by wiring a request for monies to the shareholder's commercial bank, savings bank or credit union via Automated Clearing House (ACH). The shareholder's bank, which must be an ACH member, will in turn forward the monies to Equity Planning for credit to the shareholder's account. ACH is a computer based clearing and settlement operation established for the exchange of electronic transactions among participating depository institutions.


   To establish this service, please complete an Invest-by-Phone Application and attach a voided check if applicable. Upon Equity Planning's acceptance of the authorization form (usually within two weeks) shareholders may call toll free
(800) 367-5877 prior to 3:00 p.m. (New York time) to place their purchase request. Instructions as to the account number and amount to be invested must be communicated to Equity Planning. Equity Planning will then contact the shareholder's bank via ACH with appropriate instructions. The purchase is normally credited to the shareholder's account the day following receipt of the verbal instructions. The Fund may delay the mailing of a check for redemption proceeds of Fund shares purchased with a check or via Invest-by-Phone service until the Fund has assured itself that good payment has been collected for the purchase of the shares, which may take up to 15 days. The Fund and Equity Planning reserve the right to modify or terminate the Invest-by-Phone service for any reason or to institute charges for maintaining an Invest-by-Phone account.


SYSTEMATIC WITHDRAWAL PROGRAM
   The Systematic Withdrawal Program allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual or annual basis. A sufficient number of full and fractional shares will be redeemed so that the designated payment is made on or about the 20th day of the month. Shares are tendered for redemption by the Transfer Agent, as agent for the shareowner, on or about the 15th of the month at the closing net asset value on the date of redemption. The Systematic Withdrawal Program also provides for redemptions to be tendered on or about the 10th, 15th or 25th of the month with proceeds to be directed through Automated Clearing House (ACH) to your bank account. In addition to the limitations stated below, withdrawals may not be less than $25 and minimum account balance requirements shall continue to apply.


   Shareholders participating in the Systematic Withdrawal Program must own shares of a Fund worth $5,000 or more, as determined by the then current net asset value per share, and elect to have all dividends reinvested. The purchase of shares while participating in the withdrawal program will ordinarily be disadvantageous to the Class A Shares investor since a sales charge will be paid by the investor on the purchase of Class A Shares at the same time as other shares are being redeemed. For this reason, investors in Class A Shares may not participate in an automatic investment program while participating in the Systematic Withdrawal Program.

   Through the Program, Class B shareholders may withdraw up to 1% of their aggregate net investments (purchases, at initial value, to date net of non-Program redemptions) each month or up to 3% of their aggregate net investments each quarter without incurring otherwise applicable contingent deferred sales charges. Class B shareholders redeeming more shares than the percentage permitted by the withdrawal program will be subject to any applicable contingent deferred sales charge on all shares redeemed. Accordingly, the purchase of Class B Shares will generally not be suitable for an investor who anticipates withdrawing sums in excess of the above limits shortly after purchase.


                              HOW TO REDEEM SHARES

   Under the 1940 Act, payment for shares redeemed must ordinarily be made within seven days after tender. The right to redeem shares may be suspended and payment therefor postponed during periods when the New York Stock Exchange is closed, other than customary weekend and holiday closings, or if permitted by rules of the Securities and Exchange Commission, during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets or during any other period permitted by order of the Securities and Exchange Commission for the protection of investors. Furthermore, the Transfer Agent will not mail redemption proceeds until checks received for shares purchased have cleared, which may take up to 15 days or more after receipt of the check. See the Funds' current Prospectus for further information.

   The Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Funds' net asset values next computed after they are accepted by an authorized broker or the broker's authorized designee.

   Redemptions by Class B shareholders will be subject to the applicable deferred sales charge, if any.

REDEMPTION OF SMALL ACCOUNTS
   Each shareholder account in the Fund which has been in existence for at least one year and has a value of less than $200 may be redeemed upon the giving of not less than 30 days written notice to the shareholder mailed to the address of record. During the 60-day period the shareholder has the right to add to the account to bring its value to $200 or more. See the Fund's current Prospectus for more information.

BY MAIL
   Shareholders may redeem shares by making written request, executed in the full name of the account, directly to Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. However, when certificates for shares are in the possession of the shareholder, they must be mailed or presented, duly endorsed in the full name of the account, with a written request to Equity Planning that the Fund redeem the shares. See the Fund's current Prospectus for more information.

TELEPHONE REDEMPTIONS
   Shareholders who do not have certificated shares may redeem up to $50,000 worth of their shares by telephone. See the Fund's current Prospectus for additional information.

REDEMPTION IN KIND

   To the extent consistent with state and federal law, the Fund may make payment of the redemption price either in cash or in kind. However, the Fund has elected to pay in cash all requests for redemption by any shareholder of record, limited in respect to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. This election has been made pursuant to Rule 18f-1 under the Investment Company Act of 1940 and is irrevocable while the Rule is in effect unless the Securities and Exchange Commission, by order, permits the withdrawal thereof. In case of a redemption in kind, securities delivered in payment for shares would be readily marketable and valued at the same value assigned to them in computing the net asset value per share of the Fund. A shareholder receiving such securities would incur brokerage costs when selling the securities.


ACCOUNT REINSTATEMENT PRIVILEGE
   Shareholders who may have overlooked features of their investment at the time they redeemed have a privilege of reinvestment of their investment at net asset value. See the Fund's current Prospectus for more information.


                         TAX SHELTERED RETIREMENT PLANS

   Shares of the Fund are offered in connection with the following qualified prototype retirement plans: IRA, Rollover IRA, SEP-IRA, SIMPLE IRA, Roth IRA, 401(k), Profit-Sharing, Money Purchase Pension Plans and 403(b) Retirement Plans. Write or call Equity Planning (800) 243-4361 for further information

MERRILL LYNCH DAILY K PLAN
   Class A Shares of a Fund are made available to Merrill Lynch Daily K Plan (the "Plan") participants at NAV without an initial sales charge if:

   (i) the Plan is recordkept on a daily valuation basis by Merrill Lynch and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets invested in broker/dealer funds not advised or managed by Merrill Lynch Asset Management L.P. ("MLAM") that are made available pursuant to a Service Agreement between Merrill Lynch and the fund's principal underwriter or distributor and in funds advised or managed by MLAM (collectively, the "Applicable Investments");
   (ii) the Plan is recordkept on a daily valuation basis by an independent recordkeeper whose services are provided through a contract or alliance arrangement with Merrill Lynch, and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets, excluding money market funds, invested in Applicable Investments; or
   (iii)the Plan has 500 or more eligible employees, as determined by a Merrill Lynch plan conversion manager, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement.

   Alternatively, Class B Shares of a Fund are made available to Plan participants at NAV without a CDSC if the Plan conforms with the requirements for eligibility set forth in (i) through (iii) above but either does not meet the $3 million asset threshold or does not have 500 or more eligible employees.

   Plans recordkept on a daily basis by Merrill Lynch or an independent recordkeeper under a contract with Merrill Lynch that are currently investing in Class B Shares of a Fund convert to Class A Shares once the Plan has reached $5 million invested in Applicable Investments, or after the normal holding period of seven years from the initial date of purchase.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES


   It is the policy of the Fund to comply with provisions of the Internal Revenue Code relieving investment companies which distribute substantially all of their net income (both net investment income and net realized capital gains) from Federal income tax on the amounts distributed.


   To qualify for treatment as a regulated investment company ("RIC") for tax purposes, the Fund must: (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to security loans and gains from the sale or other disposition of stock or securities or foreign currencies and other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) meet certain diversification requirements imposed under the Internal Revenue Code at the end of each quarter of the taxable year.

   Income dividends and short-term capital gain distributions, whether received in shares or in cash, are treated by shareholders as ordinary income for Federal income tax purposes.

   Distributions which are designated by the Fund as long-term capital gains, whether received in shares or in cash, are taxable to shareholders as long-term capital gains (regardless of how long the distributee has been a shareholder). Any loss from the sale of shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain distributions paid with respect to such shares.

   Any taxable distribution which is declared in December payable to shareholders of record on any date in December and paid before the next February 1 will be taxable to shareholders in the year declared.

   The Fund is required to withhold, for income taxes, 31% of dividends, distributions and redemption payments if any of the following circumstances exist: (i) a shareholder fails to provide the Fund with a correct taxpayer identification number ("TIN"); (ii) the Fund is notified by the Internal Revenue Service that the shareholder furnished an incorrect TIN; or (iii) the Fund is notified by the Internal Revenue Service that withholding is required because the shareholder failed to report the receipt of dividends or interest from other sources. Withholding may also be required with respect to accounts where the shareholder fails to certify that (i) the TIN provided is correct and (ii) the shareholder is not subject to such withholding. However, withholding will not be required in the case of certain exempt entities nor in the case of those shareholders who comply with the procedures as set forth by the Internal Revenue Service. If incorrect information is provided by the shareholder and the Internal Revenue Service consequently assesses the Fund a penalty, this penalty will be passed on to the shareholder.

   Dividends paid from net investment income and net realized short-term capital gains to a shareholder who is a non-resident alien individual, a foreign trust or estate, a foreign corporation or a foreign partnership (a "foreign shareholder") will be subject to United States withholding tax at a rate of 30% unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Foreign shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax and any foreign taxes.


   The information included in the Prospectus with respect to dividends, distributions and taxes, in conjunction with the foregoing, is a general and abbreviated summary of applicable provisions of the Internal Revenue Code and Treasury regulations now in effect as currently interpreted by the courts and the Internal Revenue Service. The Code and these Regulations, as well as the current interpretations thereof, may be changed at any time by legislative, judicial, or administrative action.


   Shareholders ordinarily will also be subject to state income taxes on the dividends and distributions they receive from the Fund. Shareholders are urged to consult counsel or other competent tax advisers regarding specific questions as to Federal, state or local taxes.


                                 THE DISTRIBUTOR

   Equity Planning, a registered broker-dealer which is an indirect less than wholly-owned subsidiary of Phoenix Home Life Mutual Insurance Company, serves as Distributor of the Fund's shares. Philip R. McLoughlin, a Director and President of the Fund, is a director and officer of Equity Planning. Michael E. Haylon, an officer of the Fund, is a director of Equity Planning; and G. Jeffrey Bohne, Nancy G. Curtiss and William R. Moyer, officers of the Fund, are officers of Equity Planning.

   The Fund and Equity Planning have entered into distribution agreements under which Equity Planning has agreed to use its best efforts to find purchasers for Fund shares and the Fund has granted to Equity Planning the exclusive right to purchase from the Fund and resell, as principal, shares needed to fill unconditional orders for Fund shares. Equity Planning may sell Fund shares through its registered representatives or through securities dealers with whom it has sales agreements. Equity Planning may also sell Fund shares pursuant to sales agreements entered into with bank-affiliated securities brokers who, acting as agent for their customers, place orders for Fund shares with Equity Planning. It is not anticipated that termination of sales agreements with banks and bank affiliated securities brokers would result in a loss to their customers or a change in the net asset value per share of the Fund.


   For its services under the distribution agreements, Equity Planning receives sales charges on transactions in Fund shares and retains such charges less the portion thereof allowed to its registered representatives and to securities dealers and securities brokers with whom it has sales agreements. In addition, Equity Planning may receive payments from the Fund pursuant to the Distribution Plans described below. For the fiscal years ended December 31, 1997, 1998 and 1999, purchasers of Fund shares paid aggregate sales charges of $186,575, $168,306 and $131,280, respectively, of which the Distributor for the Fund received net commissions of $133,928, $36,753 and $32,897, respectively, for its services, the balance being paid to dealers. For the fiscal year ended December 31, 1999, the Distributor received net commissions of $12,242 for Class A Shares and deferred sales charges of $20,655 for Class B Shares.

DEALER CONCESSIONS
   Dealers with whom the Distributor has entered into sales agreements receive a discount or commission as described below.

           AMOUNT OF
          TRANSACTION           SALES CHARGE AS A PERCENTAGE   SALES CHARGE AS A PERCENTAGE         DEALER DISCOUNT
       AT OFFERING PRICE              OF OFFERING PRICE             OF AMOUNT INVESTED        PERCENTAGE OF OFFERING PRICE
----------------------------------------------------------------------------------------------------------------------------
Under $50,000                                5.75%                         6.10%                          5.25%
$50,000 but under $100,000                   4.75                          4.99                           4.25
$100,000 but under $250,000                  3.75                          3.90                           3.25
$250,000 but under $500,000                  2.75                          2.83                           2.25
$500,000 but under $1,000,000                2.00                          2.04                           1.75
$1,000,000 or more                           None                           None                           None

   In addition to the dealer discount on purchases of Class A Shares, the Distributor intends to pay investment dealers a sales commission of 4% of the sale price of Class B Shares sold by such dealers. This sales commission will not be paid to dealers for sales of Class B Shares purchased by 401(k) participants of the Merrill Lynch Daily K Plan due to a waiver of the CDSC for these Plan participants' purchases. Your broker, dealer or investment adviser may also charge you additional commissions or fees for their services in selling shares to you provided they notify the Distributor of their intention to do so.

   Dealers and other entities who enter into special arrangements with the Distributor may receive compensation for the sale and promotion of shares of the Fund and/or for providing other shareholder services. Such fees are in addition to the sales commissions referenced above and may be based upon the amount of sales of fund shares by a dealer; the provision of assistance in marketing of fund shares; access to sales personnel and information dissemination services; provision of recordkeeping and administrative services to qualified employee benefit plans; and other criteria as established by the Distributor. Depending on the nature of the services, these fees may be paid either from the Fund through distribution fees, service fees or transfer agent fees or in some cases, the Distributor may pay certain fees from its own profits and resources. From its own profits and resources, the Distributor does intend to: (a) sponsor training and educational meetings and provide additional compensation to qualifying dealers in the form of trips, merchandise or expense reimbursements;
(b) from time to time, pay special incentive and retention fees to qualified wholesalers, registered financial institutions and third party marketers; (c) pay broker/dealers an amount equal to 1% of the first $3 million of Class A Share purchases by an account held in the name of a qualified employee benefit plan with at least 100 eligible employees, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million; and (d) excluding purchases as described in (c) above, pay broker/dealers an amount equal to 1% of the amount of Class A Shares sold above $1 million but under $3 million, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million. If part or all of such investment, including investments by qualified employee benefit plans, is subsequently redeemed within one year of the investment date, the broker/dealer will refund to the Distributor such amounts paid with respect to the investment. In addition, the Distributor may pay the entire applicable sales charge on purchases of Class A Shares to selected dealers and agents. From its own resources, the Distributor intends to pay the following additional compensation to Merrill Lynch, Pierce, Fenner & Smith, Incorporated: 0.25% on sales of Class A and B Shares, 0.10% on sales of Class A shares sold at net asset value, and 0.10% annually on the average daily net asset value of fund shares on which Merrill Lynch is broker of record and which such shares exceed the amount of assets on which Merrill Lynch is broker of record as of July 1, 1999. Any dealer who receives more than 90% of a sales charge may be deemed to be an "underwriter" under the Securities Act of 1933. Equity Planning reserves the right to discontinue or alter such fee payment plans at any time.


   From its own resources or pursuant to the Plan, and subject to the dealers' prior approval, the Distributor may provide additional compensation to registered representatives of dealers in the form of travel expenses, meals, and lodging associated with training and educational meetings sponsored by the Distributor. The Distributor may also provide gifts amounting in value to less than $100, and occasional meals or entertainment, to registered representatives of dealers. Any such travel expenses, meals, lodging, gifts or entertainment paid will not be preconditioned upon the registered representatives' or dealers' achievement of a sales target. The Distributor may, from time to time, reallow the entire portion of the sales charge on Class A shares which it normally retains to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.


ADMINISTRATIVE SERVICES
   Equity Planning also acts as administrative agent of the Fund and as such performs administrative, bookkeeping and pricing functions for the Fund. For its services, Equity Planning will be paid a fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC, Inc., as subagent, plus (2) the documented costs to Equity Planning to provide financial reporting and tax services and to oversee the subagent's performance. The current fee schedule of PFPC, Inc. is based upon the average of the aggregate daily net asset values of the Fund, at the following incremental annual rates.


            First $200 million                                   .085%
            $200 million to $400 million                         .05%
            $400 million to $600 million                         .03%
            $600 million to $800 million                         .02%
            $800 million to $1 billion                           .015%
            Greater than $1 billion                              .0125%

   Percentage rates are applied to the aggregate daily net asset values of the Fund, PFPC, Inc. also charges minimum fees and additional fees to each additional class of fund shares. Equity Planning retains PFPC, Inc. as subagent for the fund which Equity Planning serves as administrative agent. PFPC, Inc. agreed to a modified fee structure and waived certain charges. Because PFPC, Inc.'s arrangement would have favored smaller funds over larger funds, Equity Planning reallocates PFPC, Inc.'s overall asset-based charges among all funds for which it serves as administrative agent on the basis of the relative net assets of each fund. As a result, the PFPC, Inc. charges to the Fund are expected to be slightly less than the amount that would be found through direct application of the table illustrated above. For services to the Fund during the fiscal years ended December 31, 1997, 1998 and 1999, the Financial Agent received fees of $149,370, $205,260 and $252,080, respectively.


                               DISTRIBUTION PLANS


   The Trust has adopted a distribution plan for each class of shares (i.e., a plan for the Class A Shares and a plan for the Class B Shares, collectively, the "Plans") in accordance with Rule 12b-1 under the Act, to compensate the Distributor for the services it provides and for the expenses it bears under the Underwriting Agreement. Each class of shares pays a service fee at a rate of 0.25% per annum of the average daily net assets of such class of the Fund and a distribution fee based on average daily net assets at the following rates: for Class B Shares at a rate of 0.75% per annum.


   From the Service Fee, the Distributor expects to pay a quarterly fee to qualifying broker/dealer firms, as compensation for providing personal services and/or the maintenance of shareholder accounts, with respect to shares sold by such firms. This fee will not exceed on an annual basis 0.25% of the average annual net asset value of such shares, and will be in addition to sales charges on Fund shares which are reallowed to such firms. To the extent that the entire amount of the Service Fee is not paid to such firms, the balance will serve as compensation for personal and account maintenance services furnished by the Distributor.


   Each Plan requires that at least quarterly the Trustees of the Fund review a written report with respect to the amounts expended under the Plans and the purposes for which such expenditures were made. While the Plans are in effect, the Fund will be required to commit the selection and nomination of candidates for Trustees who are not interested persons of the Fund to the discretion of other Trustees who are not interested persons. Each Plan continues in effect from year to year only provided such continuance is approved annually in advance by votes of the majority of both (a) the Board of Trustees of the Fund and (b) the Rule 12b-1 Trustees, cast in person at a meeting called for the purpose of voting on the Plan and any agreements related to the Plan.

   For the fiscal year ended December 31, 1999 the Fund paid Rule 12b-1 Fees in the amount of $889,293, of which the Distributor received $200,357, unaffiliated broker-dealers received $640,715 and W.S. Griffith & Co., Inc., an affiliate, received $48,221. The Rule 12b-1 payments were used for (1) compensating dealers, $743,314; (2) compensating sales personnel, $208,731; (3) advertising, $199,413; (4) printing and mailing of prospectuses to other than current shareholders, $1,918; (5) service costs, $57,867; and (6) other, $173,488.


   No interested person of the Fund and no Director who is not an interested person of the Fund, as that term is defined in the Investment Company Act of 1940, had any direct or indirect financial interest in the operation of the Plans.


                             MANAGEMENT OF THE FUND


   The Fund is an open-end management investment company known as a mutual fund. The Trustees of the Trust ("Trustees") are responsible for the overall supervision of the Fund and perform the various duties imposed on Trustees by the Investment Company Act of 1940 and Delaware business trust law.


DIRECTORS AND OFFICERS

   The Trustees and Officers of the Trust and their business affiliations for the past five years are set forth below and, unless otherwise noted, the address of each Trustee and executive officer is 56 Prospect Street, Hartford, Connecticut, 06115-0480.

                                    POSITIONS HELD                                PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE               WITH THE TRUST                                DURING THE PAST 5 YEARS
---------------------               --------------                                -----------------------
Robert Chesek (65)                  Trustee                  Trustee/Director (1981-present) and Chairman (1989-1994), Phoenix
49 Old Post Road                                             Funds. Trustee, Phoenix-Aberdeen Series Fund, Phoenix Duff &
Wethersfield, CT 06109                                       Phelps Institutional Mutual Funds (1996-present) and
                                                             Phoenix-Seneca Funds (2000-present).

E. Virgil Conway (71)               Trustee                  Chairman, Metropolitan Transportation Authority (1992-present).
9 Rittenhouse Road                                           Trustee/Director, Consolidated Edison Company of New York, Inc.
Bronxville, NY 10708                                         (1970-present), Pace University (1978-present), Atlantic Mutual
                                                             Insurance Company (1974-present), HRE Properties (1989-present),
                                                             Greater New York Councils, Boy Scouts of America (1985-present),
                                                             Union Pacific Corp. (1978-present), Blackrock Freddie Mac Mortgage
                                                             Securities Fund (Advisory Director) (1990-present), Centennial
                                                             Insurance Company (1974-present), Josiah Macy, Jr., Foundation
                                                             (1975-present), The Harlem Youth Development Foundation
                                                             (1987-present) and New York Housing Partnership Development Corp.
                                                             (1981-present). Director, Accuhealth (1994-present), Trism, Inc.
                                                             (1994-present), Realty Foundation of New York (1972-present), Vice
                                                             Chairman, The Academy of Political Science (1985-present).
                                                             Director/Trustee, Phoenix Funds (1993-present). Trustee,
                                                             Phoenix-Aberdeen Series Fund, Phoenix Duff & Phelps Institutional
                                                             Mutual Funds (1996-present) and Phoenix-Seneca Funds
                                                             (2000-present). Director, Duff & Phelps Utilities Tax-Free Income
                                                             Inc. and Duff & Phelps Utility and Corporate Bond Trust Inc.
                                                             (1995-present). Member, Audit Committee of the City of New York
                                                             (1981-1996). Advisory Director, Blackrock Fannie Mae Mortgage
                                                             Securities Fund (1989-1996) and Fund Directions (1993-1998).
                                                             Chairman, Financial Accounting Standards Advisory Council
                                                             (1992-1995).

Harry Dalzell-Payne (71)            Trustee                  Director/Trustee, Phoenix Funds (1993-present). Trustee,
The Flat                                                     Phoenix-Aberdeen Series Fund, Phoenix Duff & Phelps Institutional
Elmore Court                                                 Mutual Funds (1996-present). Director, Duff & Phelps Utilities
Elmore, GLOS GL2                                             Tax-Free Income Inc. and Duff & Phelps Utility and Corporate Bond
6NT, UK                                                      Trust Inc. (1995-present). Trustee, Phoenix-Seneca Funds
                                                             (1999-present). Formerly a Major General of the British Army.

*Francis E. Jeffries (69)           Trustee                  Director/Trustee, Phoenix Funds (1995-present). Trustee,
 8477 Bay Colony Dr.                                         Phoenix-Aberdeen Series, and Phoenix Duff & Phelps Institutional
 #902                                                        Mutual Funds (1996-present) and Phoenix-Seneca Funds
 Naples, FL 34108                                            (2000-present). Director, Duff & Phelps Utilities Income Inc.
                                                             (1987-present), Duff & Phelps Utilities Tax-Free Income Inc.
                                                             (1991-present) and Duff & Phelps Utility and Corporate Bond Trust
                                                             Inc. (1993-present). Director, The Empire District Electric
                                                             Company (1984-present). Director (1989-1997), Chairman of the
                                                             Board (1993-1997), President (1989-1993), and Chief Executive
                                                             Officer (1989-1995), Phoenix Investment Partners, Ltd.

Leroy Keith, Jr. (61)               Trustee                  Chairman (1995-present) and Chief Executive Officer (1995-1999),
Chairman                                                     Carson Products Company. Director/Trustee, Phoenix Funds
Carson Product Company                                       (1980-present). Trustee, Phoenix-Aberdeen Series Fund, Phoenix
64 Ross Road                                                 Duff & Phelps Institutional Mutual Funds (1996-present) and
Savannah, GA 30750                                           Phoenix-Seneca Funds (2000-present). Director, Equifax Corp.
                                                             (1991-present) and Evergreen International Fund, Inc.
                                                             (1989-present). Trustee, Evergreen Liquid Trust, Evergreen Tax
                                                             Exempt Trust, Evergreen Tax Free Fund, Master Reserves Tax Free
                                                             Trust, and Master Reserves Trust.
                                       20


                                    POSITIONS HELD                                PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE               WITH THE TRUST                                DURING THE PAST 5 YEARS
---------------------               --------------                                -----------------------
*Philip R. McLoughlin (53)          Trustee and              Chairman (1997-present), Director (1995-present), Vice Chairman
                                    President                (1995-1997) and Chief Executive Officer (1995-present), Phoenix
                                                             Investment Partners, Ltd. Director (1994-present) and Executive
                                                             Vice President, Investments (1988-present), Phoenix Home Life
                                                             Mutual Insurance Company. Director/Trustee and President, Phoenix
                                                             Funds (1989-present). Trustee and President, Phoenix-Aberdeen
                                                             Series Fund and Phoenix Duff & Phelps Institutional Mutual Funds
                                                             (1996-present). Director, Duff & Phelps Utilities Tax-Free Income
                                                             Inc. (1995-present) and Duff & Phelps Utility and Corporate Bond
                                                             Trust Inc. (1995-present). Trustee, Phoenix-Seneca Funds
                                                             (1999-present). Director (1983-present) and Chairman
                                                             (1995-present), Phoenix Investment Counsel, Inc. Director
                                                             (1984-present) and President (1990- 1999), Phoenix Equity Planning
                                                             Corporation. Chairman and Chief Executive Officer, Zweig/Glaser
                                                             Advisers LLC (1999-present). Director, Phoenix Realty Group, Inc.
                                                             (1994-present), Phoenix Realty Advisors, Inc. (1987-present),
                                                             Phoenix Realty Investors, Inc. (1994-present), Phoenix Realty
                                                             Securities, Inc. (1994-present), PXRE Corporation (Delaware)
                                                             (1985-present) and World Trust Fund (1991-present). Director and
                                                             Executive Vice President, Phoenix Life and Annuity Company
                                                             (1996-present). Director and Executive Vice President, PHL
                                                             Variable Insurance Company (1995-present). Director, Phoenix
                                                             Charter Oak Trust Company (1996-present). Director and Vice
                                                             President, PM Holdings, Inc. (1985-present). Director and
                                                             President, Phoenix Securities Group, Inc. (1993-1995). Director
                                                             (1992-present) and President (1992-1994), W.S. Griffith & Co.,
                                                             Inc. Director, Townsend Financial Advisers, Inc. (1992-present),
                                                             Director, PHL Associates, Inc. (1995-present).

Everett L. Morris (72)              Trustee                  Vice President, W.H. Reaves and Company (1993-present). Director/
164 Laird Road                                               Trustee, Phoenix Funds (1995-present). Trustee, Phoenix-Aberdeen
Colts Neck, NJ 07722                                         Series Fund, Phoenix Duff & Phelps Institutional Mutual Funds
                                                             (1996-present) and Phoenix-Seneca Funds (2000-present). Director,
                                                             Duff & Phelps Utilities Tax-Free Income Inc. (1991-present) and
                                                             Duff & Phelps Utility and Corporate Bond Trust Inc.
                                                             (1993-present).

*James M. Oates (54)                Trustee                  Chairman, IBEX Capital Markets, Inc. (formerly, IBEX Capital
 Managing Director                                           Markets LLC) (1997-present). Managing Director, Wydown Group
 The Wydown Group                                            (1994-present). Director, Phoenix Investment Partners, Ltd.
 IBEX Capital Markets, Inc.                                  (1995-present). Director/Trustee, Phoenix Funds (1987-present).
 60 State Street                                             Trustee, Phoenix-Aberdeen Series Fund, Phoenix Duff & Phelps
 Suite 950                                                   Institutional Mutual Funds (1996-present) and Phoenix-Seneca
 Boston, MA 02109                                            Funds (2000-present). Director, AIB Govett Funds (1991-present),
                                                             Investors Financial Service Corporation (1995-present), Investors
                                                             Bank & Trust Corporation (1995-present), Plymouth Rubber Co.
                                                             (1995-present), Stifel Financial (1996-present), Command Systems,
                                                             Inc. (1998-present), Connecticut River Bancorp (1998-present) and
                                                             Endowment for Health (1999-present). Vice Chairman, Massachusetts
                                                             Housing-Partnership (1998-2000). Director, Blue Cross and Blue
                                                             Shield of New Hampshire (1994-1999).

                                       21


                                    POSITIONS HELD                                PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE               WITH THE TRUST                                DURING THE PAST 5 YEARS
---------------------               --------------                                -----------------------
Herbert Roth, Jr. (71)              Trustee                  Director/Trustee, Phoenix Funds (1980-present). Trustee,
134 Lake Street                                              Phoenix-Aberdeen Series Fund, Phoenix Duff & Phelps Institutional
P.O. Box 909                                                 Mutual Funds (1996-present) and Phoenix-Seneca Funds
Sherborn, MA 01770                                           (2000-present). Director, Boston Edison Company (1978-present),
                                                             Landauer, Inc. (medical services) (1970-present), Tech Ops./
                                                             Sevcon, Inc. (electronic controllers) (1987-present), and Mark IV
                                                             Industries (diversified manufacturer) (1985-present). Member,
                                                             Directors Advisory Council, Phoenix Home Life Mutual Insurance
                                                             Company (1998-present). Director, Phoenix Home Life Mutual
                                                             Insurance Company (1972-1998).

Richard E. Segerson (54)            Trustee                  Managing Director, Northway Management Company (1998-present).
102 Valley Road                                              Director/Trustee, Phoenix Funds (1993-present). Trustee,
New Canaan, CT 07840                                         Phoenix-Aberdeen Series Fund, Phoenix Duff & Phelps Institutional
                                                             Mutual Funds (1996-present) and Phoenix-Seneca Funds
                                                             (2000-present). Managing Director, Mullin Associates (1993-1998).

Lowell P. Weicker, Jr. (69)         Trustee                  Trustee/Director, Phoenix Funds (1995-present). Trustee,
731 Lake Avenue                                              Phoenix-Aberdeen Series Fund, Phoenix Duff & Phelps Institutional
Greenwich, CT 06830                                          Mutual Funds (1996-present) and Phoenix-Seneca Funds
                                                             (2000-present). Director, UST Inc. (1995-present), HPSC Inc.
                                                             (1995-present), Duty Free International, Inc. (1997-present) and
                                                             Compuware (1996-present) and Burroughs Wellcome Fund
                                                             (1996-present). Visiting Professor, University of Virginia
                                                             (1997-present). Chairman, Dresing, Lierman, Weicker (1995-1996).
                                                             Governor of the State of Connecticut (1991-1995).


Michael E. Haylon (42)              Executive                Director and Executive Vice President--Investments, Phoenix
                                    Vice                     Investment Partners, Ltd. (1995-present). Executive Vice
                                    President                President, Phoenix Funds (1993-present) and Phoenix-Aberdeen
                                                             Series Fund (1996-present). Executive Vice President
                                                             (1997-present), Vice President (1996-1997), Phoenix Duff & Phelps
                                                             Institutional Mutual Funds. Director (1994-present), President
                                                             (1995-present), Executive Vice President (1994-1995), Vice
                                                             President (1991-1994), Phoenix Investment Counsel, Inc. Director,
                                                             Phoenix Equity Planning Corporation (1995-present). Senior Vice
                                                             President, Securities Investments, Phoenix Home Life Mutual
                                                             Insurance Company (1993-1995). Various other positions with
                                                             Phoenix Home Life Mutual Insurance Company (1990-1993).

John F. Sharry (47)                 Executive                President, Retail Division (1999-present), Executive Vice
                                    Vice                     President, Retail Division (1997-1999), Phoenix Investment
                                    President                Partners, Ltd. President, Retail Division (1999-present), Managing
                                                             Director, Retail Distribution, Phoenix Equity Planning Corporation
                                                             (1995-1999). Executive Vice President, Phoenix Funds and
                                                             Phoenix-Aberdeen Series Funds (1998-present). Managing Director,
                                                             Director and National Sales Manager, Putnam Mutual Funds (until
                                                             1995).

                                       22


                                    POSITIONS HELD                                PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE               WITH THE TRUST                                DURING THE PAST 5 YEARS
---------------------               --------------                                -----------------------
James D. Wehr (42)                  Senior Vice              Senior Vice President (1998-present), Managing Director, Fixed
                                    President                Income (1996-1998), Vice President (1991-1996), Phoenix
                                                             Investment Counsel, Inc. Senior Vice President (1997-present), Vice
                                                             President (1988-1997) Phoenix Multi-Portfolio Fund; Senior Vice
                                                             President (1997-present), Vice President (1990-1997) Phoenix Series
                                                             Fund; Senior Vice President (1997-present), Vice President (1991-
                                                             1997) The Phoenix Edge Series Fund; Senior Vice President (1997-
                                                             present), Vice President (1993-1997) Phoenix California Tax Exempt
                                                             Bonds, Inc., and Senior Vice President (1997-present), Vice
                                                             President (1996-1997) Phoenix Duff & Phelps Institutional Mutual
                                                             Funds. Senior Vice President (1997-present) Phoenix Multi-Sector
                                                             Fixed Income Fund, Inc., Phoenix Multi-Sector Short Term Bond
                                                             Fund, Phoenix Income and Growth Fund and Phoenix Strategic
                                                             Allocation Fund, Inc. Managing Director, Public Fixed Income,
                                                             Phoenix Home Life Insurance Company (1991-1995).

Steven L. Colton (41)               Vice                     Managing Director, Value Equities, Phoenix Investment Counsel,
                                    President                Inc. (1997-present). Vice President, The Phoenix Edge Series Fund,
                                                             Phoenix Series Fund, and Phoenix Equity Series Fund
                                                             (1997-present).  Vice President, Phoenix-Oakhurst Income & Growth
                                                             Fund and Phoenix-Oakhurst Strategic Allocation Fund, Inc.
                                                             (1998-present). Vice President/Senior Portfolio Manager, American
                                                             Century Investment Management (1987-1997). Portfolio Manager,
                                                             American Century/Benham Equity Growth Fund (1991-1996) and
                                                             American Century/Benham Utilities Income Fund (1993-1997).

Robert S. Driessen (52)             Vice President           Vice President and Compliance Officer, Phoenix Investment
                                    and Assistant            Partners, Ltd. (1999-present) and Phoenix Investment Counsel, Inc.
                                    Secretary                (1999-present). Vice President, Phoenix Funds, Phoenix-Aberdeen
                                                             Series Fund and Phoenix Duff & Phelps Institutional Mutual Funds
                                                             (1999-present). Compliance Officer (2000-present) and Associate
                                                             Compliance Officer (1999), PXP Securities Corporation. Vice
                                                             President, Risk Management Liaison, Bank of America (1996-1999).
                                                             Vice President, Securities Compliance, The Prudential Insurance
                                                             Company of America (1993-1996). Branch Chief/Financial Analyst,
                                                             Securities and Exchange Commission, Division of Investment
                                                             Management (1972-1993).


Christopher J. Kelleher (43)        Vice                     Managing Director, Fixed Income (1996-present), Vice President
                                    President                (1991-1996), Phoenix Investment Counsel, Inc. Vice President,
                                                             Phoenix Series Fund (1989-present), The Phoenix Edge Series Fund
                                                             (1989-1997 and 1998-present) and Vice President, Phoenix-Oakhurst
                                                             Income & Growth Fund. Phoenix Duff & Phelps Institutional Mutual
                                                             Funds (1996-1998). Portfolio Manager, Public Bonds, Phoenix Home
                                                             Life Insurance Company (1991-1995).

                                       23


                                    POSITIONS HELD                                PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE               WITH THE TRUST                                DURING THE PAST 5 YEARS
---------------------               --------------                                -----------------------
William R. Moyer (55)               Vice                     Executive Vice President and Chief Financial Officer
100 Bright Meadow Blvd.             President                (1999-present), Senior Vice President (1995-1999), Phoenix
P.O. Box 2200                                                Investment Partners, Ltd. Director (1998-present), Senior Vice
Enfield, CT 06083-2200                                       President, (1990-present), Chief Financial Officer (1996-present),
                                                             Finance (until 1996) and Treasurer (1994-1996 and 1998-present),
                                                             Phoenix Equity Planning Corporation. Director (1998-present),
                                                             Senior Vice President (1990-present), Chief Financial Officer
                                                             (1996-present) and Treasurer (1994-present), Phoenix Investment
                                                             Counsel, Inc. Senior Vice President and Chief Financial Officer,
                                                             Duff & Phelps Investment Management Co. Vice President, Phoenix Funds
                                                             (1990-present), Phoenix-Aberdeen Series Fund and Phoenix Duff &
                                                             Phelps Institutional Mutual Funds (1996-present). Vice President,
                                                             Investment Products Finance, Phoenix Home Life Mutual Insurance
                                                             Company (1990-1995). Senior Vice President, Chief Financial
                                                             Officer and Treasurer, W.S. Griffith & Co., Inc. (1992-1995) and
                                                             Townsend Financial Advisers, Inc. (1993-1995).

Nancy G. Curtiss (47)               Treasurer                Vice President, Fund Accounting (1994-present) and Treasurer
                                                             (1996-present), Phoenix Equity Planning Corporation. Treasurer,
                                                             Phoenix Funds (1994-present), Phoenix Duff & Phelps Institutional
                                                             Mutual Funds (1995-present) and Phoenix-Aberdeen Series Fund
                                                             (1996-present). Second Vice President and Treasurer, Fund
                                                             Accounting, Phoenix Home Life Mutual Insurance Company
                                                             (1994-1995). Various positions with Phoenix Home Life Insurance
                                                             Company (1987-1994).

G. Jeffrey Bohne (52)               Secretary and Clerk      Vice President and General Manager, Phoenix Home Life Mutual
101 Munson Street                                            Insurance Co. (1993-present). Vice President, Transfer Agent
Greenfield, MA 01301                                         Operations (1993-1996), Senior Vice President, Mutual Fund
                                                             Customer Service (1999-present) and Vice President, Mutual Fund
                                                             Customer Service (1996-1999), Phoenix Equity Planning
                                                             Corporation. Secretary/Clerk, Phoenix Funds (1993-present),
                                                             Phoenix Duff & Phelps Institutional Mutual Funds (1996-present)
                                                             and Phoenix-Aberdeen Series Fund (1996-present).

---------------

  *Trustees identified with an asterisk are considered to be interested persons of the Fund (within the meaning of the Investment Company Act of 1940, as amended) because of their affiliation with Phoenix Investment Counsel, Inc., Phoenix Equity Planning Corporation or Phoenix Investment Partners, Ltd.

   For services rendered to the Fund for the fiscal year ended December 31, 1999, the Trustees received an aggregate of $12,195. For services on the Boards of Directors/Trustees of the Phoenix Funds, each Trustee who is not a full-time employee of the Adviser or any of its affiliates currently receives a retainer at the annual rate of $40,000 and a fee of $2,500 per joint meeting of the Boards. Each Trustee who serves on the Audit Committee receives a retainer at the annual rate of $2,000 and a fee of $2,000 per joint Audit Committee meeting attended. Each Trustee who serves on the Nominating Committee receives a retainer at the annual rate of $1,000 and a fee of $1,000 per joint Nominating Committee meeting attended. Each Trustee who serves on the Executive Committee and who is not an interested person of the Fund receives a retainer at the annual rate of $2,000 and $2,000 per joint Executive Committee meeting attended. The function of the Executive Committee is to serve as a contract review, compliance review and performance review delegate of the full Board of Trustees. Trustee fee costs are allocated equally to the Fund and each of the funds within the Phoenix Funds complex. The foregoing fees do not include reimbursement of expenses incurred in connection with meeting attendance. Officers and employees of the Adviser who are not interested persons are compensated for their services by the Adviser and receive no compensation from the Fund.

   For the Fund's last fiscal year, the Trustees received the following compensation:

                                                                                                               TOTAL
                                                                                                            COMPENSATION
                                                           PENSION OR                                      FROM FUND AND
                                   AGGREGATE           RETIREMENT BENEFITS           ESTIMATED              FUND COMPLEX
                                  COMPENSATION           ACCRUED AS PART          ANNUAL BENEFITS            (14 FUNDS)
         NAME                      FROM FUND            OF FUND EXPENSES          UPON RETIREMENT         PAID TO TRUSTEES
--------------------               ---------            ----------------          ---------------         ----------------
Robert Chesek                         $1,155                                                                    $63,750
E. Virgil Conway+                     $1,500                                                                    $83,250
Harry Dalzell-Payne+                  $1,355                                                                    $95,000
Francis E. Jeffries                   $1,100*                                                                   $61,000
Leroy Keith, Jr.                      $1,155                  None                     None                     $63,750
Philip R. McLoughlin+                 $    0                 for any                  for any                   $     0
Everett L. Morris+                    $1,000*               Director                 Director                   $57,750
James M. Oates+                       $1,300                                                                    $72,250
Herbert Roth, Jr.+                    $1,080                                                                    $59,250
Richard E. Segerson                   $1,300                                                                    $72,000
Lowell P. Weicker                     $1,250                                                                    $68,750

---------------
  *This compensation (and the earnings thereon) was deferred pursuant to the Deferred Compensation Plan. At December 31, 1999, the total amount of deferred compensation (including interest and other accumulation earned on the original amounts deferred) accrued for Messrs. Jeffries, Morris, Roth and Segerson was $432,136.70, $179,151.26, $174,057.08 and $80,254.57,
   respectively. At present, by agreement among the Fund, the Distributor and the electing trustee, trustee fees that are deferred are paid by the Fund to the Distributor. The liability for the deferred compensation obligation appears only as a liability of the Distributor.

  +Messrs. Conway, Dalzell-Payne, McLoughlin, Morris, Oates and Roth are members of the Executive Committee.

   At September _ _, 2000, the Trustees and officers as a group owned less than 1% of the then outstanding shares of the Fund.


PRINCIPAL SHAREHOLDERS
   As of September _, 2000, no shareholder owns of record or is known by the Fund to own of record or beneficially own 5% or more of any class of the Fund's equity securities.


                             ADDITIONAL INFORMATION

CAPITAL STOCK
   The Fund was originally organized on March 21, 1967 as a Massachusetts corporation under the name of "Income and Capital Shares, Inc." The Fund was reorganized as a Delaware business trust in September 2000.

   The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest. The Trust currently offers shares in one Fund which has different classes. Holders of shares of the Fund have equal rights with regard to voting, redemptions, dividends, distributions, and liquidations with respect to the Fund. Shareholders vote on the election of Trustees. On matters affecting an individual class (such as approval of matters relating to a Plan of Distribution for a particular class of shares), a separate vote of that Class is required. The Trust does not hold regular meetings of shareholders. The Trustees will call a meeting when at least 10% of the outstanding shares so request in writing. If the Trustees fail to call a meeting after being so notified, the Shareholders may call the meeting. The Trustees will assist the Shareholders by identifying other shareholders or mailing communications, as required under Section 16(c) of the 1940 Act.

   Shares are fully paid, nonassessable, redeemable and fully transferable when they are issued. Shares do not have cumulative voting rights, preemptive rights or subscription rights. The assets received by the Trust for the issue or sale of shares of the Fund, and any class thereof and all income, earnings, profits and proceeds thereof, are allocated to the Fund, and class, respectively, subject only to the rights of creditors, and constitute the underlying assets of the Fund or class. The underlying assets of the Fund are required to be segregated on the books of account, and are to be charged with the expenses in respect to the Fund and with a share of the general expenses of the Trust. Any general expenses of the Trust not readily identifiable as belonging to a particular class will be allocated by or under the direction of the Trustees as they determine fair and equitable.

   Unlike the stockholders of a corporation, there is a possibility that the shareholders of a business trust such as the Trust may be personally liable for debts or claims against the Trust. The Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Trust. The Declaration of Trust provides for indemnification out of the Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability, which is considered remote, is limited to circumstances in which the Trust itself would be unable to meet its obligations.


FINANCIAL STATEMENTS
   The Financial Statements for the Fund's fiscal year ended December 31, 1999, appearing in the Fund's 1999 Annual Report to Shareholders, are incorporated herein by reference.

REPORTS TO SHAREHOLDERS
   The fiscal year of the Fund ends on December 31. The Fund will send financial statements to its shareholders at least semiannually. An annual report containing financial statements audited by the Fund's independent accountants, will be sent to shareholders each year.

INDEPENDENT ACCOUNTANTS
   PricewaterhouseCoopers LLP, 160 Federal Street, Boston, MA 02110, has been selected independent accountants for the Fund. PricewaterhouseCoopers LLP audits the Fund's annual financial statements and expresses an opinion thereon.

CUSTODIANS AND TRANSFER AGENT

   The custodian of the Fund's assets is State Street Bank and Trust Company, P.O. Box 351, Boston, Massachusetts, 02101. The Fund has authorized the custodians to appoint one or more subcustodians for the assets of the Fund held outside the United States. The securities and other assets of the Fund are held by each Custodian or any subcustodian separate from the securities and assets of each other Fund.


   Pursuant to a Transfer Agent and Service Agreement with the Phoenix Funds, Equity Planning acts as transfer agent for the Fund (the "Transfer Agent") for which it is paid $17.95 for each designated shareholder account plus out-of-pocket expenses. The Transfer Agent is authorized to engage subagents to perform certain shareholder servicing functions from time to time for which such agents shall be paid a fee by the Transfer Agent.

                                    APPENDIX

A-1 AND P-1 COMMERCIAL PAPER RATINGS
   Commercial paper rated A-1 by Standard & Poor's Corporation ("S&P") has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned.

   The rating P-1 is the highest commercial paper rating assigned by Moody's Investors Services, Inc. ("Moody's"). Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationship which exists with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

MOODY'S INVESTORS SERVICE, INC., CORPORATE BOND RATINGS
Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they compromise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba:        Bonds which are rated Ba are judged to have speculative elements;
           their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD AND POOR'S CORPORATION'S CORPORATE BOND RATINGS
AAA: This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA:        Bonds rated AA also qualify as high-quality debt obligations.
           Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A: Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B,
CCC, CC: Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Phoenix-Oakhurst Strategic Allocation Fund, Inc.


                        INVESTMENTS AT DECEMBER 31, 1999

                                            STANDARD
                                            & POOR'S      PAR
                                             RATING      VALUE
                                          (Unaudited)    (000)            VALUE
                                          ------------  --------  ---------------------
U.S. GOVERNMENT SECURITIES--14.2%
U.S. TREASURY BONDS--2.9%
U.S. Treasury Bonds 6.125%, 11/15/27....      AAA       $  1,250  $           1,163,365

U.S. Treasury Bonds 5.25%, 2/15/29......      AAA            515                426,344
U.S. Treasury Bonds 6.125%, 8/15/29.....      AAA          8,000              7,622,281
                                                                  ---------------------
                                                                              9,211,990
                                                                  ---------------------

U.S. TREASURY NOTES--11.3%
U.S. Treasury Notes 5.50%, 2/29/00......      AAA            500                500,220
U.S. Treasury Notes 5%, 2/28/01.........      AAA          7,000              6,912,392
U.S. Treasury Notes 6.25%, 6/30/02......      AAA             30                 29,979
U.S. Treasury Notes 5.50%, 1/31/03......      AAA          5,000              4,883,996
U.S. Treasury Notes 5.75%, 4/30/03......      AAA          1,250              1,226,980
U.S. Treasury Notes 5.25%, 8/15/03......      AAA          1,203              1,159,615
U.S. Treasury Notes 4.25%, 11/15/03.....      AAA         10,000              9,286,219
U.S. Treasury Notes 4.75%, 2/15/04......      AAA          7,250              6,833,125
U.S. Treasury Notes 5.25%, 5/15/04......      AAA            500                478,776
U.S. Treasury Notes 5.875%, 11/15/04....      AAA            450                441,032
U.S. Treasury Notes 5.50%, 2/15/08......      AAA          2,275              2,130,272
U.S. Treasury Notes 5.625%, 5/15/08.....      AAA          1,100              1,034,469
U.S. Treasury Notes 6%, 8/15/09.........      AAA          1,240              1,201,308
                                                                  ---------------------
                                                                             36,118,383
                                                                  ---------------------
- ---------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES
(IDENTIFIED COST $47,435,852)                                                45,330,373
- ---------------------------------------------------------------------------------------
                                            STANDARD
                                            & POOR'S      PAR
                                             RATING      VALUE
                                          (Unaudited)    (000)            VALUE
                                          ------------  --------  ---------------------
AGENCY MORTGAGE-BACKED SECURITIES--0.2%

GNMA 6.50%, 6/15/28.....................      AAA       $    538  $             504,892
- ---------------------------------------------------------------------------------------
TOTAL AGENCY MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $534,916)                                                      504,892
- ---------------------------------------------------------------------------------------
AGENCY NON-MORTGAGE-BACKED
SECURITIES--1.8%

Fannie Mae 6.625%, 9/15/09..............      AAA          5,990              5,825,275
- ---------------------------------------------------------------------------------------
TOTAL AGENCY NON-MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $5,982,536)                                                  5,825,275
- ---------------------------------------------------------------------------------------
MUNICIPAL BONDS--5.0%

CALIFORNIA--1.9%
Kern County Pension Obligation Revenue
Taxable 7.26%, 8/15/14..................      AAA          1,700              1,615,000

Long Beach Pension Obligation Taxable
6.87%, 9/1/06...........................      AAA            950                921,500

Los Angeles County Metropolitan
Transportation Authority Revenue Taxable
Series C 5.0%, 07/01/23.................      AAA          1,000                866,250

San Bernardino County Pension Obligation
Revenue Taxable 6.87%, 8/1/08...........      AAA            455                436,231

6                      See Notes to Financial Statements

Phoenix-Oakhurst Strategic Allocation Fund, Inc.

                                            STANDARD
                                            & POOR'S      PAR
                                             RATING      VALUE
                                          (Unaudited)    (000)            VALUE
                                          ------------  --------  ---------------------
CALIFORNIA--CONTINUED
San Bernardino County Pension Obligation
Revenue Taxable 6.94%, 8/1/09...........      AAA       $  1,240  $           1,185,750

Ventura County Pension Obligation
Taxable 6.54%, 11/1/05..................      AAA          1,100              1,057,375
                                                                  ---------------------
                                                                              6,082,106
                                                                  ---------------------

FLORIDA--1.9%
Miami Beach Special Obligation Revenue
Taxable 8.60%, 9/1/21...................      AAA          3,600              3,771,000

Tampa Solid Waste System Revenue Taxable
Series A 6.23%, 10/1/05.................      AAA          1,800              1,685,250

University of Miami Exchangeable Revenue
Taxable Series A 7.65%, 4/1/20(e).......      AAA            595                558,556
                                                                  ---------------------
                                                                              6,014,806
                                                                  ---------------------

MASSACHUSETTS--0.3%
Massachusetts State Turnpike Authority
Metropolitan Highway System Revenue
Series A 5%, 1/1/39.....................      AAA          1,000                813,750

NEW YORK--0.6%
New York City Municipal Water Finance
Authority Water & Sewer System Revenue
Series B 5%, 6/15/29....................      AAA          1,000                832,500

New York State Dormitory Authority
Revenue Taxable 6.90%, 4/1/03...........       A-            600                590,250

New York State Environmental Facilities
Corp. Revenue Taxable 6.70%, 3/15/08....      AAA            600                570,000
                                                                  ---------------------
                                                                              1,992,750
                                                                  ---------------------

PENNSYLVANIA--0.3%
Philadelphia Authority For Industrial
Development Pension Funding Retirement
Systems Revenue Taxable Series A 5.79%,
4/15/09.................................      AAA          1,175              1,035,469
- ---------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
(IDENTIFIED COST $16,777,895)                                                15,938,881
- ---------------------------------------------------------------------------------------
                                            STANDARD
                                            & POOR'S      PAR
                                             RATING      VALUE
                                          (Unaudited)    (000)            VALUE
                                          ------------  --------  ---------------------
ASSET-BACKED SECURITIES--3.0%
AESOP Funding II LLC 97-1A, A2 6.40%,
10/20/03(f).............................      AAA       $  1,600  $           1,572,345

AESOP Funding II LLC 98-1, A 6.14%,
5/20/06(f)..............................      AAA          1,000                954,471

Capita Equipment Receivables Trust 97-1,
B 6.45%, 8/15/02........................       A+            600                591,654

Discover Card Master Trust I 98-7, A
5.60%, 5/16/06..........................      AAA          1,500              1,428,750

Ford Credit Auto Owner Trust 99-B, A4
5.80%, 6/15/02..........................      AAA            500                494,668

Green Tree Financial Corp. 96-2, M1
7.60%, 4/15/27..........................      AA-          1,150              1,113,328

Honda Auto Lease Trust 99-A, A5 6.65%,
7/15/05.................................      AAA          1,500              1,489,687

Nations Bank Auto Owner Trust 96-A, B2
6.875%, 5/15/03.........................       A             500                500,625

Premier Auto Trust 97-2, B 6.53%,
12/6/03.................................       AA          1,000                988,575

Premier Auto Trust 98-3, B 6.14%,
9/8/04..................................       A+            500                491,043
                                                                  ---------------------
                                                                              9,625,146
                                                                  ---------------------
- ---------------------------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES
(IDENTIFIED COST $9,766,487)                                                  9,625,146
- ---------------------------------------------------------------------------------------
CORPORATE BONDS--2.1%

BROADCASTING (TELEVISION, RADIO & CABLE)--0.1%
Charter Communications Holdings LLC
8.625%, 4/1/09..........................       B+            450                417,375

BUILDING MATERIALS--0.1%
Nortek, Inc. 9.125%, 9/1/07.............       B+            400                388,000

COMPUTERS (SOFTWARE & SERVICES)--0.1%
Computer Associates International, Inc.
Series B 6.375%, 4/15/05................      BBB+           435                402,375

ENTERTAINMENT--0.5%
Capitol Records, Inc. 144A 8.375%
8/15/09(d)..............................      BBB+         1,600              1,534,000

                       See Notes to Financial Statements                       7

Phoenix-Oakhurst Strategic Allocation Fund, Inc.

                                            STANDARD
                                            & POOR'S      PAR
                                             RATING      VALUE
                                          (Unaudited)    (000)            VALUE
                                          ------------  --------  ---------------------
HEALTH CARE (HOSPITAL MANAGEMENT)--0.2%
Tenet Healthcare Corp. 8%, 1/15/05......      BB+       $    600  $             579,000

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--0.2%
Boston Scientific Corp. 6.625%,
3/15/05.................................      BBB            515                475,087

INSURANCE (MULTI-LINE)--0.1%
Willis Corroon Corp. 9%, 2/1/09.........       B+            425                354,875

METALS MINING--0.1%
Level 3 Communications, Inc. 9.125%,
5/1/08..................................       B             350                330,750

PAPER & FOREST PRODUCTS--0.1%
Buckeye Technologies, Inc. 9.25%,
9/15/08.................................      BB-            350                357,438

RETAIL (FOOD CHAINS)--0.2%
Fred Meyer, Inc. 7.45%, 3/1/08..........      BBB-           525                511,219

TELECOMMUNICATIONS (LONG DISTANCE)--0.2%
Nextlink Communications, Inc. 10.75%,
11/15/08................................       B             590                613,600

TEXTILES (APPAREL)--0.1%
Collins & Aikman Corp. 11.50%,
4/15/06.................................       B             400                396,000

TRUCKS & PARTS--0.1%
Cummins Engine Co., Inc. 6.45%,
3/1/05..................................      BBB+           240                223,800
- ---------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
(IDENTIFIED COST $6,969,624)                                                  6,583,519
- ---------------------------------------------------------------------------------------
NON-AGENCY MORTGAGE-BACKED
SECURITIES--4.5%

CS First Boston Mortgage Securities
Corp. 97-C2, A3 6.55%, 11/17/07.........      AAA          2,750              2,602,187

DLJ Commercial Mortgage Corp. 99-CG1,
A1B 6.46%, 1/10/09......................     Aaa(c)        2,000              1,862,500
DLJ Commercial Mortgage Corp. 98-CF2,
A1B 6.24%, 11/12/31.....................     Aaa(c)        2,550              2,347,594

First Union - Lehman Brothers Commercial
Mortgage 97-C1, B 7.43%, 4/18/07........     Aa(c)           600                584,048
                                            STANDARD
                                            & POOR'S      PAR
                                             RATING      VALUE
                                          (Unaudited)    (000)            VALUE
                                          ------------  --------  ---------------------

First Union Commercial Mortgage Trust
99-C1, A2 6.07%, 10/15/08...............      AAA       $  2,000  $           1,823,828

G.E. Capital Mortgage Services, Inc.
96-8, 1M 7.25%, 5/25/26.................       AA            240                232,789

LB Commercial Conduit Mortgage Trust
98-C4, A1B 6.21%, 10/15/08..............      AAA          2,000              1,821,743

Lehman Large Loan 97-LLI, B 6.95%,
3/12/07.................................      AA+            725                689,152

Nationslink Funding Corp. 96-1, B 7.69%,
12/20/05................................       AA            325                323,642

Residential Funding Mortgage Securities
I 96-S1, A11 7.10%, 1/25/26.............      AAA          1,500              1,431,562

Residential Funding Mortgage Securities
I 96-S4, M1 7.25%, 2/25/26..............       AA            477                456,973
- ---------------------------------------------------------------------------------------
TOTAL NON-AGENCY MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $14,951,124)                                                14,176,018
- ---------------------------------------------------------------------------------------
FOREIGN GOVERNMENT SECURITIES--5.4%

BULGARIA--0.7%
Repulic of Bulgaria IAB Series PDI
6.50%, 07/28/11(e)......................      B(c)         1,750              1,384,688

Republic of Bulgaria FLIRB Bearer Series
A 2.75%, 7/28/12(e).....................      B(c)         1,380                997,050
                                                                  ---------------------
                                                                              2,381,738
                                                                  ---------------------

COLOMBIA--0.4%
Republic of Colombia 10.875%, 3/9/04....      BB+            750                770,625

Republic of Colombia 9.75%, 4/23/09.....      BB+            500                467,500
                                                                  ---------------------
                                                                              1,238,125
                                                                  ---------------------

COSTA RICA--0.4%
Republic of Costa Rica 144A 9.335%,
5/15/09(d)..............................       BB          1,190              1,210,825

CROATIA--0.3%
Croatia Series B 6.50%, 7/31/06(e)......      BBB-           550                506,964

8                      See Notes to Financial Statements

Phoenix-Oakhurst Strategic Allocation Fund, Inc.

                                            STANDARD
                                            & POOR'S      PAR
                                             RATING      VALUE
                                          (Unaudited)    (000)            VALUE
                                          ------------  --------  ---------------------
CROATIA--CONTINUED
Croatia Series A 6.50%, 7/31/10(e)......      BBB-      $    655  $             560,025
                                                                  ---------------------
                                                                              1,066,989
                                                                  ---------------------
EL SALVADOR--0.4%
Republic of El Salvador 144A 9.50%,
8/15/06(d)..............................      BB+          1,300              1,290,250

MEXICO--1.1%
United Mexican States Global Bond
11.375%, 9/15/16........................       BB          1,000              1,135,000
United Mexican States Global Bond
11.50%, 5/15/26.........................       BB          2,000              2,392,500
                                                                  ---------------------
                                                                              3,527,500
                                                                  ---------------------

PANAMA--0.2%
Republic of Panama 9.375%, 4/1/29.......      BB+            500                476,875

PHILIPPINES--0.5%
Republic of Philippines 8.875%,
4/15/08.................................      BB+          1,500              1,471,875

Republic of Philippines 9.875%,
1/15/19.................................      BB+            125                123,906
                                                                  ---------------------
                                                                              1,595,781
                                                                  ---------------------
POLAND--0.8%
Poland Bearer PDI 6%, 10/27/14(e).......      BBB          2,970              2,635,875

SOUTH KOREA--0.4%
Republic of Korea 8.875%, 4/15/08.......      BBB          1,235              1,306,013

TURKEY--0.2%
Republic of Turkey 12.375%, 6/15/09.....       B             500                539,375
- ---------------------------------------------------------------------------------------
TOTAL FOREIGN GOVERNMENT SECURITIES
(IDENTIFIED COST $16,696,500)                                                17,269,346
- ---------------------------------------------------------------------------------------
FOREIGN CORPORATE BONDS--0.5%
ARGENTINA--0.0%
Compania de Radiocomunicaciones Moviles
SA 144A 9.25%, 5/8/08(d)................      BBB-           200                174,000

CHILE--0.2%
Compania Sud Americana de Vapores SA
RegS 7.375%, 12/8/03....................      BBB            200                192,726
                                            STANDARD
                                            & POOR'S      PAR
                                             RATING      VALUE
                                          (Unaudited)    (000)            VALUE
                                          ------------  --------  ---------------------
CHILE--CONTINUED

Petropower I Funding Trust 144A 7.36%,
2/15/14(d)..............................      BBB       $    478  $             425,502
                                                                  ---------------------
                                                                                618,228
                                                                  ---------------------

LUXEMBOURG--0.2%
Tyco International Group SA 6.375%,
6/15/05.................................       A-            750                699,375

POLAND--0.1%
TPSA Finance BV 144A 7.75%,
12/10/08(d).............................      BBB            240                223,800
- ---------------------------------------------------------------------------------------
TOTAL FOREIGN CORPORATE BONDS
(IDENTIFIED COST $1,859,986)                                                  1,715,403
- ---------------------------------------------------------------------------------------

                                                         SHARES
                                                        --------
COMMON STOCKS--55.4%

BANKS (MAJOR REGIONAL)--0.3%
Mellon Financial Corp...................                  29,000                987,812

BANKS (MONEY CENTER)--2.9%
Bank of America Corp....................                  73,493              3,688,406
Wells Fargo Co..........................                 140,600              5,685,512
                                                                  ---------------------
                                                                              9,373,918
                                                                  ---------------------

BEVERAGES (NON-ALCOHOLIC)--1.0%
PepsiCo, Inc............................                  90,000              3,172,500

BROADCASTING (TELEVISION, RADIO & CABLE)--4.6%
AMFM, Inc.(b)...........................                  36,100              2,824,825
AT&T Corp.-Liberty Media Group Class
A(b)....................................                 128,000              7,264,000

CBS Corp.(b)............................                  43,200              2,762,100
Clear Channel Communications, Inc.(b)...                  19,000              1,695,750
                                                                  ---------------------
                                                                             14,546,675
                                                                  ---------------------

COMMUNICATIONS EQUIPMENT--2.1%
General Motors Corp. Class H(b).........                  19,800              1,900,800
Motorola, Inc...........................                  12,000              1,767,000
Tellabs, Inc.(b)........................                  46,000              2,952,625
                                                                  ---------------------
                                                                              6,620,425
                                                                  ---------------------

COMPUTERS (HARDWARE)--4.7%
Dell Computer Corp.(b)..................                  75,900              3,870,900
International Business Machines Corp....                  58,000              6,264,000

                       See Notes to Financial Statements                       9

Phoenix-Oakhurst Strategic Allocation Fund, Inc.

                                                         SHARES           VALUE
                                                        --------  ---------------------
COMPUTERS (HARDWARE)--CONTINUED
Sun Microsystems, Inc.(b)...............                  61,000  $           4,723,688
                                                                  ---------------------
                                                                             14,858,588
                                                                  ---------------------
COMPUTERS (NETWORKING)--3.3%
Cisco Systems, Inc.(b)..................                  97,000             10,391,125

COMPUTERS (SOFTWARE & SERVICES)--4.8%
America Online, Inc.(b).................                  48,800              3,681,350
Microsoft Corp.(b)......................                  98,400             11,488,200
                                                                  ---------------------
                                                                             15,169,550
                                                                  ---------------------

CONSUMER FINANCE--0.3%
Capital One Financial Corp..............                  21,600              1,040,850

DISTRIBUTORS (FOOD & HEALTH)--0.6%
Cardinal Health, Inc....................                  40,400              1,934,150
ELECTRIC COMPANIES--0.3%
Duke Energy Corp........................                  17,000                852,125

ELECTRICAL EQUIPMENT--2.5%
General Electric Co.....................                  51,900              8,031,525

ELECTRONICS (INSTRUMENTATION)--0.3%
Waters Corp.(b).........................                  20,000              1,060,000

ELECTRONICS (SEMICONDUCTORS)--2.5%
Intel Corp..............................                  98,500              8,107,781
FINANCIAL (DIVERSIFIED)--4.9%
Citigroup, Inc..........................                 116,925              6,496,645
Freddie Mac.............................                  40,800              1,920,150
Morgan Stanley Dean Witter & Co.........                  51,700              7,380,175
                                                                  ---------------------
                                                                             15,796,970
                                                                  ---------------------

HEALTH CARE (DIVERSIFIED)--1.3%
Bristol-Myers Squibb Co.................                  66,800              4,287,725

HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--1.7%
Pfizer, Inc.............................                  78,700              2,552,831
Schering-Plough Corp....................                  70,300              2,965,781
                                                                  ---------------------
                                                                              5,518,612
                                                                  ---------------------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--1.2%
Bard (C.R.), Inc........................                  21,000              1,113,000
Baxter International, Inc...............                  42,100              2,644,406
                                                                  ---------------------
                                                                              3,757,406
                                                                  ---------------------

HOUSEHOLD PRODUCTS (NON-DURABLE)--1.9%
Fort James Corp.........................                   9,700                265,538
                                                         SHARES           VALUE
                                                        --------  ---------------------
HOUSEHOLD PRODUCTS (NON-DURABLE)--CONTINUED
Kimberly-Clark Corp.....................                  10,800  $             704,700
Procter & Gamble Co. (The)..............                  45,200              4,952,225
                                                                  ---------------------
                                                                              5,922,463
                                                                  ---------------------

INSURANCE (MULTI-LINE)--1.5%
American International Group, Inc.......                  44,250              4,784,531

LODGING-HOTELS--0.7%
Carnival Corp...........................                  45,300              2,165,906

MANUFACTURING (DIVERSIFIED)--1.6%
Tyco International Ltd..................                 134,800              5,240,350

OIL & GAS (DRILLING & EQUIPMENT)--0.9%
Halliburton Co..........................                  25,500              1,026,375
Schlumberger Ltd........................                  16,800                945,000
Transocean Offshore Inc.................                  23,252                783,318
                                                                  ---------------------
                                                                              2,754,693
                                                                  ---------------------

OIL & GAS (EXPLORATION & PRODUCTION)--0.3%
Anadarko Petroleum Corp.................                  30,000              1,023,750

OIL (DOMESTIC INTEGRATED)--0.6%
Conoco, Inc. Class A....................                  79,600              1,970,100

PAPER & FOREST PRODUCTS--0.2%
Georgia-Pacific Group...................                   3,700                187,775
International Paper Co..................                   9,400                530,513
                                                                  ---------------------
                                                                                718,288
                                                                  ---------------------

RETAIL (BUILDING SUPPLIES)--1.9%
Home Depot, Inc. (The)..................                  90,600              6,211,763

RETAIL (FOOD CHAINS)--0.3%
Safeway, Inc.(b)........................                  26,400                938,850

RETAIL (GENERAL MERCHANDISE)--2.3%
Wal-Mart Stores, Inc....................                 104,400              7,216,650

RETAIL (SPECIALTY)--0.4%
Staples, Inc.(b)........................                  58,875              1,221,656

TELECOMMUNICATIONS (LONG DISTANCE)--2.5%
AT&T Corp...............................                  91,966              4,667,275
MCI WorldCom, Inc.(b)...................                  65,103              3,454,553
                                                                  ---------------------
                                                                              8,121,828
                                                                  ---------------------

TELEPHONE--0.9%
SBC Communications, Inc.................                  59,200              2,886,000

10                     See Notes to Financial Statements

Phoenix-Oakhurst Strategic Allocation Fund, Inc.


                                                         SHARES           VALUE
                                                        --------  ---------------------
TEXTILES (APPAREL)--0.1%
Tommy Hilfiger Corp.(b).................                  11,000  $             256,438
- ---------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $113,726,491)                                              176,941,003
- ---------------------------------------------------------------------------------------
FOREIGN COMMON STOCKS--3.6%

HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--0.5%
Elan Corp. PLC Sponsored ADR
(Ireland)(b)............................                  54,800              1,616,600
OIL (INTERNATIONAL INTEGRATED)--1.9%
BP Amoco PLC Sponsored ADR (United
Kingdom)................................                 100,706              5,973,125
TELECOMMUNICATIONS (CELLULAR/WIRELESS)--1.2%
Vodafone AirTouch PLC Sponsored ADR
(United Kingdom)........................                  80,500              3,984,750
- ---------------------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $7,532,932)                                                 11,574,475
- ---------------------------------------------------------------------------------------
UNIT INVESTMENT TRUSTS--1.2%
S&P 500 Depository Receipts.............                  26,400              3,877,500
- ---------------------------------------------------------------------------------------
TOTAL UNIT INVESTMENT TRUSTS
(IDENTIFIED COST $3,468,207)                                                  3,877,500
- ---------------------------------------------------------------------------------------
WARRANTS--0.0%

FOREIGN GOVERNMENT--0.0%
Republic of Argentina Warrants(b).......                     755                  1,604
- ---------------------------------------------------------------------------------------
TOTAL WARRANTS
(IDENTIFIED COST $0)                                                              1,604
- ---------------------------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS--96.9%
(IDENTIFIED COST $245,702,550)                                              309,363,435
- ---------------------------------------------------------------------------------------

                                            STANDARD
                                            & POOR'S      PAR
                                             RATING      VALUE
                                          (Unaudited)    (000)            VALUE
                                          ------------  --------  ---------------------
SHORT-TERM OBLIGATIONS--2.7%

COMMERCIAL PAPER--1.9%
American Home Products Corp. 4.50%,
1/3/00..................................      A-1+      $  1,275  $           1,274,681

Anheuser Busch Cos., Inc. 4.50%,
1/3/00..................................      A-1+         4,075              4,073,981

Receivables Capital Corp. 6%, 1/10/00...      A-1+           620                619,070
                                                                  ---------------------
                                                                              5,967,732
                                                                  ---------------------

FEDERAL AGENCY SECURITIES--0.8%
FMC 5.54%, 2/24/00......................                   2,500              2,479,225
- ---------------------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $8,446,957)                                                  8,446,957
- ---------------------------------------------------------------------------------------

TOTAL INVESTMENTS--99.6%
(IDENTIFIED COST $254,149,507)                                              317,810,392(a)
Cash and receivables, less liabilities--0.4%                                  1,433,391
                                                                  ---------------------
NET ASSETS--100.0%                                                $         319,243,783
                                                                  =====================

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $70,038,922 and gross depreciation of $7,190,146 for federal income tax purposes. At December 31, 1999, the aggregate cost of securities for federal income tax purpose was $254,961,616.
(b)  Non-income producing.
(c)  As rated by Moody's, Fitch or Duff & Phelps.
(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1999, these securities amounted to a value of $4,858,377 or 1.5% of net assets.
(e) Variable or step coupon security; interest rate shown reflects the rate currently in effect.
(f)  Private placement.

                       See Notes to Financial Statements

Phoenix-Oakhurst Strategic Allocation Fund, Inc.

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1999

ASSETS
Investment securities at value
  (Identified cost $254,149,507)                              $  317,810,392
Cash                                                                   6,424
Short-term investments held as collateral for loaned
  securities                                                       1,644,000
Receivables
  Interest and dividends                                           2,078,235
  Fund shares sold                                                    62,405
  Investment securities sold                                             531
Prepaid expenses                                                       5,038
                                                              --------------
    Total assets                                                 321,607,025
                                                              --------------
LIABILITIES
Payables
  Collateral on securities loaned                                  1,644,000
  Fund shares repurchased                                            216,244
  Investment advisory fee                                            175,274
  Transfer agent fee                                                  87,972
  Distribution fee                                                    75,085
  Financial agent fee                                                 22,963
  Trustees' fee                                                        9,455
Accrued expenses                                                     132,249
                                                              --------------
    Total liabilities                                              2,363,242
                                                              --------------
NET ASSETS                                                    $  319,243,783
                                                              ==============
NET ASSETS CONSIST OF:
Capital paid in on shares of common stock                     $  253,477,436
Undistributed net investment income                                   42,206
Accumulated net realized gain                                      2,063,256
Net unrealized appreciation                                       63,660,885
                                                              --------------
NET ASSETS                                                    $  319,243,783
                                                              ==============
CLASS A
Shares of common stock, $1 par value,
  50,000,000 shares authorized (Net Assets $307,130,235)          17,492,092
Net asset value per share                                             $17.56
Offering price per share $17.56/(1-4.75%)                             $18.44

CLASS B
Shares of common stock, $1 par value,
  50,000,000 shares authorized (Net Assets $12,113,548)              697,923
Net asset value and offering price per share                          $17.36

                            STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1999

INVESTMENT INCOME
Interest                                                      $   7,897,311
Dividends                                                         1,477,647
Security lending                                                     74,990
Foreign taxes withheld                                              (14,420)
                                                              -------------
    Total investment income                                       9,435,528
                                                              -------------
EXPENSES
Investment advisory fee                                           2,080,156
Distribution fee, Class A                                           770,315
Distribution fee, Class B                                           118,978
Financial agent fee                                                 252,080
Transfer agent                                                      439,900
Printing                                                            113,929
Custodian                                                            49,523
Registration                                                         30,914
Professional                                                         28,148
Trustees                                                             16,445
Miscellaneous                                                        13,220
                                                              -------------
    Total expenses                                                3,913,608
    Custodian fees paid indirectly                                   (5,355)
                                                              -------------
    Net expenses                                                  3,908,253
                                                              -------------
NET INVESTMENT INCOME                                             5,527,275
                                                              -------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on securities                                  17,640,962
Net change in unrealized appreciation (depreciation) on
  investments                                                     9,726,722
                                                              -------------
NET GAIN ON INVESTMENTS                                          27,367,684
                                                              -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $  32,894,959
                                                              =============

12                     See Notes to Financial Statements

Phoenix-Oakhurst Strategic Allocation Fund, Inc.

                       STATEMENT OF CHANGES IN NET ASSETS

                                           Year Ended    Year Ended
                                            12/31/99      12/31/98
                                          ------------  ------------
FROM OPERATIONS
  Net investment income (loss)            $  5,527,275  $  4,664,553
  Net realized gain (loss)                  17,640,962    16,549,036
  Net change in unrealized appreciation
    (depreciation)                           9,726,722    37,970,099
                                          ------------  ------------
  NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS               32,894,959    59,183,688
                                          ------------  ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income, Class A            (5,970,351)   (4,386,234)
  Net investment income, Class B              (162,442)      (82,422)
  Net realized gains, Class A              (15,905,859)  (21,922,429)
  Net realized gains, Class B                 (633,776)     (803,938)
                                          ------------  ------------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS          (22,672,428)  (27,195,023)
                                          ------------  ------------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares (295,140
    and 1,803,964 shares, respectively)      5,133,893    29,452,632
  Net asset value of shares issued from
    reinvestment of distributions
    (1,109,473 and 1,395,511 shares,
    respectively)                           19,126,265    22,778,819
  Cost of shares repurchased (2,635,481
    and 4,476,479 shares, respectively)    (45,843,205)  (72,799,537)
                                          ------------  ------------
Total                                      (21,583,047)  (20,568,086)
                                          ------------  ------------
CLASS B
  Proceeds from sales of shares (102,439
    and 83,659 shares, respectively)         1,753,996     1,329,444
  Net asset value of shares issued from
    reinvestment of distributions
    (41,804 and 50,302 shares,
    respectively)                              712,883       813,797
  Cost of shares repurchased (138,332
    and 156,318 shares, respectively)       (2,381,916)   (2,499,565)
                                          ------------  ------------
Total                                           84,963      (356,324)
                                          ------------  ------------
  NET INCREASE (DECREASE) IN NET ASSETS
    FROM SHARE TRANSACTIONS                (21,498,084)  (20,924,410)
                                          ------------  ------------
  NET INCREASE (DECREASE) IN NET ASSETS    (11,275,553)   11,064,255
NET ASSETS
  Beginning of period                      330,519,336   319,455,081
                                          ------------  ------------
  END OF PERIOD [INCLUDING UNDISTRIBUTED
    NET INVESTMENT INCOME (LOSS) OF
    $42,206 AND $641,746, RESPECTIVELY]   $319,243,783  $330,519,336
                                          ============  ============

                       See Notes to Financial Statements                      13

Phoenix-Oakhurst Strategic Allocation Fund, Inc.

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                  CLASS A
                                       -------------------------------------------------------------
                                                          YEAR ENDED DECEMBER 31,
                                       -------------------------------------------------------------
                                            1999          1998          1997        1996        1995
Net asset value, beginning of period      $17.03     $   15.43     $   15.52   $   15.98   $   14.82
INCOME FROM INVESTMENT OPERATIONS(3)
  Net investment income (loss)              0.32          0.25          0.30        0.31        0.45
  Net realized and unrealized gain
    (loss)                                  1.51          2.80          2.81        1.10        2.22
                                       ---------     ---------     ---------   ---------   ---------
      TOTAL FROM INVESTMENT
        OPERATIONS                          1.83          3.05          3.11        1.41        2.67
                                       ---------     ---------     ---------   ---------   ---------
LESS DISTRIBUTIONS
  Dividends from net investment
    income                                 (0.35)        (0.24)        (0.30)      (0.29)      (0.52)
  Dividends from net realized gains        (0.95)        (1.21)        (2.90)      (1.58)      (0.99)
                                       ---------     ---------     ---------   ---------   ---------
      TOTAL DISTRIBUTIONS                  (1.30)        (1.45)        (3.20)      (1.87)      (1.51)
                                       ---------     ---------     ---------   ---------   ---------
Change in net asset value                   0.53          1.60         (0.09)      (0.46)       1.16
                                       ---------     ---------     ---------   ---------   ---------
NET ASSET VALUE, END OF PERIOD            $17.56     $   17.03     $   15.43   $   15.52   $   15.98
                                       =========     =========     =========   =========   =========
Total return(1)                            10.97%        20.38%        20.68%       8.78%      18.23%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                           $307,130      $318,847      $308,524    $309,678    $361,526
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                        1.20%(5)      1.17%(4)      1.17%       1.21%       1.21%
  Net investment income                     1.75%         1.51%         1.68%       1.78%       2.67%
Portfolio turnover                            69%          144%          355%        275%        184%

                                                                  CLASS B
                                       -------------------------------------------------------------
                                                          YEAR ENDED DECEMBER 31,
                                       -------------------------------------------------------------
                                            1999          1998          1997        1996        1995
Net asset value, beginning of period      $16.87     $   15.30     $   15.43   $   15.89   $   14.79
INCOME FROM INVESTMENT OPERATIONS(3)
  Net investment income (loss)              0.18          0.12          0.18        0.19        0.30(2)
  Net realized and unrealized gain
    (loss)                                  1.50          2.78          2.77        1.09        2.22
                                       ---------     ---------     ---------   ---------   ---------
      TOTAL FROM INVESTMENT
        OPERATIONS                          1.68          2.90          2.95        1.28        2.52
                                       ---------     ---------     ---------   ---------   ---------
LESS DISTRIBUTIONS
  Dividends from net investment
    income                                 (0.24)        (0.12)        (0.18)      (0.16)      (0.43)
  Dividends from net realized gains        (0.95)        (1.21)        (2.90)      (1.58)      (0.99)
                                       ---------     ---------     ---------   ---------   ---------
      TOTAL DISTRIBUTIONS                  (1.19)        (1.33)        (3.08)      (1.74)      (1.42)
                                       ---------     ---------     ---------   ---------   ---------
Change in net asset value                   0.49          1.57         (0.13)      (0.46)       1.10
                                       ---------     ---------     ---------   ---------   ---------
NET ASSET VALUE, END OF PERIOD            $17.36     $   16.87     $   15.30   $   15.43   $   15.89
                                       =========     =========     =========   =========   =========
  Total return(1)                          10.14%        19.53%        19.74%       7.95%      17.31%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (thousands)                          $12,114       $11,673       $10,931      $9,594      $8,046
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                        1.95%(5)      1.92%(4)      1.92%       1.96%       1.97%
  Net investment income                     1.01%         0.75%         0.92%       1.01%       1.88%
Portfolio turnover                            69%          144%          355%        275%        184%

(1)  Maximum sales load is not reflected in total return calculation.
(2)  Computed using average shares outstanding.
(3) Distributions are made in accordance with the prospectus; however, class level per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions.
(4) For the year ended December 31, 1998, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(5) For the year ended December 31, 1999, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratios would be 1.19% and 1.94% for Class A and Class B, respectively.

14
                       See Notes to Financial Statements

PHOENIX-OAKHURST STRATEGIC ALLOCATION FUND, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1999

1. SIGNIFICANT ACCOUNTING POLICIES

  Phoenix-Oakhurst Strategic Allocation Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to achieve the highest total return consistent with reasonable risk by investing in stocks, bonds and money market instruments. The Fund offers both Class A and Class B shares. Class A shares are sold with a front-end sales charge of up to 4.75%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Both classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. Income and expenses of the Fund are borne pro rata by the holders of both classes of shares, except that each class bears distribution expenses unique to that class.

  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

A. SECURITY VALUATION:

  Equity securities are valued at the last sale price, or if there had been no sale that day, at the last bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at fair value as determined in good faith by or under the direction of the Directors.

B. SECURITY TRANSACTIONS AND RELATED INCOME:

  Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Fund does not amortize premiums but does amortize discounts using the effective interest method. Realized gains or losses are determined on the identified cost basis.

C. INCOME TAXES:

  It is the policy of the Fund to comply with the requirements of the Internal Revenue Code (the Code), applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. In addition, the Fund intends to distribute an amount sufficient to avoid the imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

D. DISTRIBUTIONS TO SHAREHOLDERS:

  Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gain/loss, partnerships, and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

E. FOREIGN CURRENCY TRANSLATION:

  Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Fund does not separate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

F. OPTIONS:

  The Fund may write covered options or purchase options contracts for the purpose of hedging against changes in the market value of the underlying securities or foreign currencies.

  The Fund will realize a gain or loss upon the expiration or closing of the option transaction. Gains and losses on written options are reported separately in the Statement of Operations. When a written option is exercised, the proceeds on sales or amounts paid are adjusted by the amount of premium received. Options written are reported as a liability in the Statement of Assets and Liabilities and subsequently marked-to-market to reflect the current value of the option. The risk associated with written options is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, or if a liquid secondary market does not exist for the contracts.

PHOENIX-OAKHURST STRATEGIC ALLOCATION FUND, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1999 (CONTINUED)

  The Fund may purchase options which are included in the Fund's Schedule of Investments and subsequently marked-to-market to reflect the current value of the option. When a purchased option is exercised, the cost of the security is adjusted by the amount of premium paid. The risk associated with purchased options is limited to the premium paid.

G. LOAN AGREEMENTS:

  The Fund may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. The Fund's investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the lender) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling to pay the principal and interest when due.

H. SECURITY LENDING:

  The Fund loans securities to qualified brokers through an agreement with State Street Bank and Trust Company (State Street). Under the terms of the agreement, the Fund receives collateral with a market value not less than 100% of the market value of loaned securities. Collateral consists of cash, securities issued or guaranteed by the U.S. Government or its agencies and the sovereign debt of foreign countries. Interest earned on the collateral and premiums paid by the borrower are recorded as income by the Fund net of fees charged by State Street for its services in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the foreclosure on collateral. At December 31, 1999, the Fund had loaned securities with a market value of $22,167,373 and received collateral of $22,931,239 of which $1,644,000 is cash collateral.

I. WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS:

  The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

2. INVESTMENT ADVISORY FEE AND RELATED PARTY TRANSACTIONS

  As compensation for its services to the Fund, the Investment Adviser, Phoenix Investment Counsel, Inc., an indirect majority-owned subsidiary of Phoenix Home Life Mutual Insurance Company ("PHL"), is entitled to a fee at an annual rate of 0.65% of the average daily net assets of the Fund for the first $1 billion; 0.60% of such value between $1 billion and $2 billion; and 0.55% of such value in excess of $2 billion.

  As Distributor of the Fund's shares, Phoenix Equity Planning Corp. ("PEPCO"), an indirect majority-owned subsidiary of PHL, has advised the Fund that it retained net selling commissions of $12,242 for Class A shares and deferred sales charges of $20,655 for Class B shares for the year ended December 31, 1999. In addition, the Fund pays PEPCO a distribution fee at an annual rate of 0.25% for Class A shares and 1.00% for Class B shares of the average daily net assets of the Fund. The Distributor has advised the Fund that of the total amount expensed for the year ended December 31, 1999, $200,357 was retained by the Distributor, $640,715 was paid to unaffiliated participants and $48,221 was paid to W.S. Griffith, an indirect subsidiary of PHL.

  As Financial Agent of the Fund, PEPCO receives a financial agent fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC, Inc. (subagent to PEPCO), plus (2) the documented cost to PEPCO to provide financial reporting, tax services and oversight of subagent's performance. The current fee schedule of PFPC, Inc. ranges from 0.085% to 0.0125% of the average daily net asset values of the Fund. Certain minimums and waivers may apply.

  PEPCO serves as the Fund's Transfer Agent with State Street Bank and Trust Company as sub-transfer agent. For the year ended December 31, 1999 transfer agent fees were $439,900 of which PEPCO retained $189,399 which is net of the fees paid to State Street.

  At December 31, 1999, PHL and affiliates held 70 Class A shares and 11,597 Class B shares of the Fund with a combined value of $202,553.

3. PURCHASE AND SALE OF SECURITIES

  During the year ended December 31, 1999, purchases and sales of investments, excluding short-term securities and U.S. Government and agency securities, amounted to $144,499,576 and $196,051,906,

PHOENIX-OAKHURST STRATEGIC ALLOCATION FUND, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1999 (CONTINUED)

respectively. Purchases and sales of long-term U.S. Government and agency securities amounted to $67,541,148 and $51,022,367, respectively.

4. CREDIT RISK

  In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a fund's ability to repatriate such amounts.

5. RECLASSIFICATION OF CAPITAL ACCOUNTS

  In accordance with accounting pronouncements, the Fund has recorded several reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the Fund and are designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to the shareholder. As of December 31, 1999, the Fund increased undistributed net investment income and decreased accumulated net realized gain by $5,978.

TAX INFORMATION NOTICE (UNAUDITED)
LONG-TERM CAPITAL GAINS

  The Fund hereby designates $9,840,357 as a long-term capital gain dividend.

  For federal income tax purposes 10.11% of the ordinary income dividends paid by the Fund qualify for the dividends received deduction for corporate shareholders.

                       REPORT OF INDEPENDENT ACCOUNTANTS

[LOGO]

To the Board of Directors and Shareholders of Phoenix-Oakhurst Strategic Allocation Fund, Inc.

   In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Phoenix-Oakhurst Strategic Allocation Fund, Inc. (formerly Phoenix Strategic Allocation Fund, Inc.) (hereafter referred to as the "Fund") at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
February 11, 2000

                PHOENIX-OAKHURST STRATEGIC ALLOCATION FUND, INC.
                                     PART C
                                OTHER INFORMATION

ITEM 23. EXHIBITS

      a.1 Articles of Organization effective November 22, 1966 previously filed and filed via EDGAR as Exhibit 1.1 with Post-Effective Amendment No. 15 on April 24, 1997 and incorporated herein by reference.

      a.2 Restated Articles of Organization effective March 21, 1967 previously filed and filed via EDGAR as Exhibit 1.2 with Post-Effective Amendment No. 15 on April 24, 1997 and incorporated herein by reference.

      a.3 Amendment to Restated Articles of Organization effective March 31, 1982 previously filed and filed via EDGAR as Exhibit 1.3 with Post-Effective Amendment No. 15 on April 24, 1997 and incorporated herein by reference.

      a.4 Amendment to Restated Articles of Organization effective July 9, 1986 filed with Amendment No. 10 and filed via EDGAR as
                  Exhibit 1.4 with Post-Effective Amendment No. 15 on April 24, 1997 and incorporated herein by reference.

      a.5 Amendment to Restated Articles of Organization effective July 22, 1986 and filed with Amendment No. 10 and filed via EDGAR as Exhibit 1.5 with Post-Effective Amendment No. 15 on April 24, 1997 and incorporated herein by reference.

      a.6 Amendment to Restated Articles of Organization effective September 15, 1987 and filed with Post-Effective Amendment No. 2 and filed via EDGAR as Exhibit 1.6 with Post-Effective Amendment No. 15 on April 24, 1997 and incorporated herein by reference.

      a.7 Amendment to Restated Articles of Organization effective July 5, 1994 and filed via EDGAR as Exhibit 1.7 with Post-Effective Amendment No. 15 on April 24, 1997 and incorporated herein by reference.

      a.8 Amendment to Restated Articles of Organization effective October 12, 1994 and filed with Post-Effective Amendment
                  No. 12 and filed via EDGAR as Exhibit 1.8 with Post-Effective Amendment No. 15 on April 24, 1997 and incorporated herein by reference.

      a.9 Amendment to Restated Articles of Organization effective November 14, 1996 and filed via EDGAR as Exhibit 1.9 with Post-Effective Amendment No. 15 on April 24, 1997 and incorporated herein by reference.


      a.10 Amendment to Restated Articles of Organization effective October 29, 1999 and filed via EDGAR with Post-Effective Amendment No. 21 on May 1, 2000 and incorporated herein by reference.


      b. By-Laws: Filed as Exhibit 2 to Amendment No. 10 (filed on Form N-1A) to Registrant's Registration Statement on Form N-8B-1 (File No. 811-1442) and filed via EDGAR with Post-Effective Amendment No. 15 on April 24, 1997 and incorporated herein by reference.

      c. Reference is made to Article XXI of Registrant's By-Laws filed with Amendment No. 10 and also Post-Effective Amendment Nos. 8 and 12 and filed via EDGAR as Exhibit 4 with Post-Effective Amendment No. 15 on April 24, 1997 and incorporated herein by reference.

      d.1 Management Agreement dated January 1, 1994 between Registrant and Phoenix Investment Counsel, Inc. filed with Post-Effective Amendment No. 12 on June 30, 1994 and filed via EDGAR as
                  Exhibit 5.2 with Post-Effective Amendment No. 15 on April 24 1997 and incorporated herein by reference.

      e.1 Underwriting Agreement between Registrant and Phoenix Equity Planning Corporation dated November 19, 1997 filed via EDGAR as Exhibit 6.1 with Post-Effective Amendment No. 16 on April 21, 1998 and incorporated herein by reference.

      e.2 Form of Sales Agreement between Phoenix Equity Planning Corporation and dealers filed via EDGAR as Exhibit 6.2 with Post-Effective Amendment No. 16 on April 21, 1998 and incorporated herein by reference.

      e.3 Form of Supplement to Phoenix Family of Funds Sales Agreement filed via EDGAR as Exhibit 6.3 with Post-Effective Amendment No. 16 on April 21, 1998 and incorporated herein by reference.

      e.4 Form of Financial Institution Sales Contract for the Phoenix Family of Funds filed via EDGAR as Exhibit 6.4 with Post-Effective Amendment No. 16 on April 21, 1998 and incorporated herein by reference.

      f.          Not applicable.

      g.1 Custodian Contract between Registrant and State Street Bank and Trust Company dated May 1, 1997 filed via EDGAR as Exhibit
                  8.1 with Post-Effective Amendment No. 16 on April 21, 1998 and incorporated herein by reference.

      h.1 Amended and Restated Financial Agent Agreement between Registrant and Phoenix Equity Planning Corporation dated November 19, 1997 filed via EDGAR as Exhibit 9.1 with Post-Effective Amendment No. 16 on April 21, 1998 and incorporated herein by reference.

      h.2 Form of Transfer Agency and Service Agreement between Registrant and Phoenix Equity Planning Corporation filed as
                  Exhibit 9.2b to Post-Effective Amendment No. 12 on June 30, 1994 and filed via EDGAR as Exhibit 9.2 with Post-Effective Amendment No. 15 on April 24, 1997 and incorporated herein by reference.

      h.3 Sub-Transfer Agency Agreement between Registrant and Phoenix Equity Planning Corporation dated June 1, 1994 filed via EDGAR as Exhibit 9.2c to Post-Effective Amendment No. 15 on April 24, 1997 and incorporated herein by reference.

      h.4 First Amendment to the Amended and Restated Financial Agent Agreement between Registrant and Phoenix Equity Planning Corporation effective as of February 27, 1998 filed via EDGAR as Exhibit 9.4 with Post-Effective Amendment No. 16 and incorporated herein by reference.

      h.5 Second Amendment to the Amended and Restated Financial Agent Agreement between Registrant and Phoenix Equity Planning Corporation effective as of June 1, 1998 filed via EDGAR with Post-Effective Amendment No. 17 on February 26, 1999 and incorporated herein by reference.

      i. Opinion and Consent of Counsel covering shares of the Fund filed via EDGAR as Exhibit 10 with Post-Effective Amendment No. 14 on May 1, 1996 and incorporated herein by reference.


      j. Consent of Independent Accountants filed via EDGAR with Post-Effective Amendment No. 21 on May 1, 2000 and incorporated herein by reference.

      k.          Not applicable.

      l. Not applicable under rules relating to the filing of exhibits in effect at date of original filing in 1966.

      m.1 Amended and Restated Distribution Plan for Class A shares filed via EDGAR as Exhibit 15.1 with Post-Effective Amendment No. 16 on April 21, 1998 and incorporated herein by reference.


      m.2 Amended and Restated Distribution Plan for Class B shares filed via EDGAR with Post-Effective Amendment No. 21 on May 1, 2000 and incorporated herein by reference.


      n.27        Financial Data Schedule.


      o.1 Amended and Restated Rule 18f-3 Multi-Class Distribution Plan effective January 1, 1999 filed via EDGAR with Post-Effective Amendment No. 21 on May 1, 2000 and incorporated herein by reference.

      o.2 First Amendment to the Amended and Restated Rule 18f-3 Multi-Class Distribution Plan filed via EDGAR with Post-Effective Amendment No. 21 on May 1, 2000 and incorporated herein by reference.

      p.1. Codes of Ethics of the Fund, the Adviser and the Distributor filed via EDGAR with Post-Effective Amendment No. 21 on May 1, 2000 and incorporated herein by reference.

      q.1.* Powers of Attorney for Messrs. Pedersen and Roth filed via EDGAR as Exhibit p.1. with Post-Effective Amendment No. 17 on February 26, 1999 and incorporated herein by reference. Powers of Attorney for all other Trustees and Ms. Curtiss filed via EDGAR herewith.

----------
*filed herewith

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

     None.

ITEM 25. INDEMNIFICATION

     Under the Registrant's By-Laws any present or former director or officer of the Registrant is indemnified to the fullest extent permitted by law against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement, actually and reasonably incurred by him in connection with any action, suit or proceeding to which he may be made a party by reason of being or having been a director or officer of the Registrant, provided he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Registrant and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The By-Laws do not authorize indemnification of any director or officer who is liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER


     See "Management of the Fund" in the Prospectus and "Services of the Adviser" in the Statement of Additional Information for information regarding the business of the Adviser. For information as to the business, profession, vocation or employment of a substantial nature of directors and officers of the Adviser, reference is made to the Adviser's current Form ADV (SEC file No. 801-5995) filed under the Investment Advisers Act of 1940, incorporated herein by reference.


ITEM 29. PRINCIPAL UNDERWRITERS

     (a) Equity Planning also serves as the principal underwriter for the following other registrants:


Phoenix-Aberdeen Series Fund, Phoenix-Aberdeen Worldwide Opportunities Fund, Phoenix Duff & Phelps Institutional Mutual Funds, Phoenix-Engemann Funds, Phoenix Equity Series Fund, Phoenix-Euclid Funds, Phoenix-Goodwin California Tax Exempt Bonds, Phoenix-Goodwin Multi-Sector Fixed Income Fund Inc., Phoenix-Goodwin Multi-Sector Short Term Bond Fund, Phoenix Investment Trust 97, Phoenix Multi-Portfolio Fund, Phoenix-Oakhurst Income & Growth Fund, Phoenix-Seneca Funds, Phoenix Series Fund, Phoenix Strategic Equity Series Fund, Phoenix-Zweig Trust, Phoenix Home Life Variable Universal Life Account, Phoenix Home Life Variable Accumulation Account, PHL Variable Accumulation Account, Phoenix Life and Annuity Variable Universal Life Account and PHL Variable Separate Account MVA1.


     (b) Directors and executive officers of Phoenix Equity Planning Corporation are as follows:

   NAME AND PRINCIPAL               POSITIONS AND OFFICES            POSITIONS AND OFFICES
    BUSINESS ADDRESS                  WITH DISTRIBUTOR                  WITH REGISTRANT
      ------------                      -------------                  -----------------
Michael E. Haylon                   Director                           Executive
56 Prospect Street                                                     Vice President
P.O. Box 150480
Hartford, CT 06115-0480

Philip R. McLoughlin                Director and Chairman              Director and
56 Prospect Street                                                     President
P.O. Box 150480
Hartford, CT 06115-0480

William R. Moyer                    Director, Executive Vice           Vice President
100 Bright Meadow Blvd.             President, Chief
P.O. Box 2200                       Financial Officer and
Enfield, CT 06083-2200              Treasurer


John F. Sharry                      President,                         Executive
56 Prospect Street                  Retail Division                    Vice President
P.O. Box 150480
Hartford, CT 06115-0480


Barry Mandinach                     Executive Vice President           None
900 Third Avenue                    Chief Marketing Officer,
New York, NY 10022                  Retail Division

   NAME AND PRINCIPAL               POSITIONS AND OFFICES            POSITIONS AND OFFICES
    BUSINESS ADDRESS                  WITH DISTRIBUTOR                  WITH REGISTRANT
      ------------                      -------------                  -----------------
Robert Tousingnant                  Executive Vice President           None
56 Prospect Street                  Chief Sales Officer,
P.O. Box 150480
Hartford, CT 06115-0480


G. Jeffrey Bohne                    Vice President, Mutual Fund        Secretary and Clerk
101 Munson Street                   Customer Service
P.O. Box 810
Greenfield, MA 01302-0810


Robert S. Dreissen                  Vice President, Compliance         Vice President and
56 Prospect Street                                                     Assistant Secretary
P.O. Box 150480
Hartford, CT 06115-0480


Jacqueline M. Porter                Assistant Vice President,           Assistant Treasurer
56 Prospect St.                     Financial Reporting
P.O. Box 150480
Hartford, CT 06115-0480


     (c) To the best of the Registrant's knowledge, no commissions or other compensation was received by any principal underwriter who is not an affiliated person of the Registrant or an affiliated person of such affiliated person, directly or indirectly, from the Registrant during the Registrant's last fiscal year.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

     Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder include Registrant's Clerk; Registrant's Secretary; Registrant's investment adviser, Phoenix Investment Counsel, Inc.; Registrant's financial agent and principal underwriter, Phoenix Equity Planning Corporation; Registrant's dividend disbursing agent, State Street Bank and Trust Company; and Registrant's custodian, State Street Bank and Trust Company. The address of the Secretary and Clerk is 101 Munson Street, P.O. Box 810, Greenfield, MA 01302-0810; the address of the investment adviser is 56 Prospect Street, Hartford, Connecticut 06115-0480; the address of the transfer agent and the financial agent is 100 Bright Meadow Boulevard, Enfield, Connecticut 06083-2200; the address of the dividend disbursing agent is State Street Bank and Trust Company, P.0. Box 8301, Boston, Massachusetts 02266-8301
Attention: Phoenix Funds; and the address of the custodian is State Street Bank and Trust Company, P.0. Box 351, Boston, Massachusetts 02101.

ITEM 29. MANAGEMENT SERVICES


     Not applicable.


ITEM 30. UNDERTAKINGS

     Not applicable.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act and the Investment Company Act, the Fund has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Hartford, and the State of Connecticut on the 7th day of July, 2000.


                                PHOENIX-OAKHURST STRATEGIC ALLOCATION FUND, INC.

ATTEST: /S/ PAMELA S. SINOFSKY            BY: /S/ PHILIP R. MCLOUGHLIN
            ----------------------                ----------------------
            PAMELA S. SINOFSKY                    PHILIP R. MCLOUGHLIN,
            ASSISTANT SECRETARY                   PRESIDENT


     Pursuant to the requirements of the Securities Act, this amendment to the registration statement has been signed below by the following persons in the capacities indicated, on this 7th day of July, 2000.


                  SIGNATURE                              TITLE
                  ---------                              -----

--------------------------------------------------       Director
Robert Chesek*

--------------------------------------------------       Director
E. Virgil Conway*

/s/ Nancy G. Curtiss
--------------------------------------------------       Treasurer (principal
Nancy G. Curtiss                                         financial and
                                                         accounting officer)

--------------------------------------------------       Director
Harry Dalzell-Payne*

--------------------------------------------------       Director
Francis E. Jeffries*

--------------------------------------------------       Director
Leroy Keith, Jr.*

/s/ Philip R. McLoughlin                                 President and Director
--------------------------------------------------       (principal executive
Philip R. McLoughlin                                     officer)

--------------------------------------------------       Director
Everett L. Morris*

--------------------------------------------------       Director
James M. Oates*

--------------------------------------------------       Director
Calvin J. Pedersen*

--------------------------------------------------       Director
Herbert Roth, Jr.*

--------------------------------------------------       Director
Richard E. Segerson*

--------------------------------------------------       Director
Lowell P. Weicker, Jr.*


*By /s/ Philip R. McLoughlin

        --------------------------------------------------
       *Philip R. McLoughlin, pursuant to powers of attorney.


                                      S-1